UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21763

Name of Fund: Managed Account Series

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

U.S. Mortgage Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2012

Date of reporting period: 10/31/2011

Item 1 – Report to Stockholders

October 31, 2011

Semi-Annual Report (Unaudited)

Managed Account Series

} U.S. Mortgage Portfolio

} Global SmallCap Portfolio

} Mid Cap Value Opportunities Portfolio

Not FDIC Insured • No Bank Guarantee • May Lose Value

Table of Contents

2	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Dear Shareholder

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic as the US Federal Reserve launched its second round of quantitative easing. Stock markets rallied despite ongoing sovereign debt problems in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down), especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities generally performed well early in the year as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Markets dropped sharply in May when fears mounted over the possibility of Greece defaulting on its debt, rekindling fears about the broader sovereign debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default. Financial problems intensified in Italy and Spain and both countries faced credit rating downgrades. Debt worries spread to the core European nations of France and Germany, and the entire euro-zone banking system came under intense pressure. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries, gold and the Swiss franc skyrocketed.

October brought enough positive economic data to assuage fears of a double-dip recession in the United States and corporate earnings continued to be strong. Additionally, European policymakers demonstrated an increased willingness to unite in their struggle to resolve the region’s debt and banking crisis. These encouraging developments brought many investors back from the sidelines and risk assets rallied through the month, albeit with large daily swings as investor reactions to news from Europe vacillated between faith and skepticism.

Overall, lower-risk investments including US Treasuries, municipal securities and investment grade credits posted gains for the 6- and 12-month periods ended October 31, 2011. Risk assets, including equities and high yield debt, broadly declined over the six months; however, US stocks and high yield bonds remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2011

	6-month	12-month

US large cap equities	(7.11)%	8.09%
(S&P 500® Index)

US small cap equities	(13.76)	6.71
(Russell 2000® Index)

International equities	(14.90)	(4.08)
(MSCI Europe, Australasia,
Far East Index)

Emerging market equities	(15.91)	(7.72)
(MSCI Emerging Markets
Index)

3-month Treasury	0.04	0.13
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)

US Treasury securities	12.11	7.79
(BofA Merrill Lynch 10-
Year US Treasury Index)

US investment grade	4.98	5.00
bonds (Barclays
Capital US Aggregate
Bond Index)

Tax exempt municipal	5.56	3.78
bonds (Barclays Capital
Municipal Bond Index)

US high yield bonds	(0.95)	5.16
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2011	U.S. Mortgage Portfolio

Investment Objective

U.S. Mortgage Portfolio’s (the “Portfolio”) investment objective is to seek high total return.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the six-month period ended October 31, 2011, the Portfolio under-performed its benchmark, the Barclays Capital US Mortgage-Backed Securities (“MBS”) Index.

What factors influenced performance?

•	The largest detractor from performance was the Portfolio’s exposure outside the benchmark to non-agency residential MBS, which underperformed agency MBS as the sector faced short-term technical and fundamental challenges. Modest exposure to commercial mortgage-backed securities (“CMBS”) also detracted as spread sectors (securities with yield and credit risk that generally exceed that of comparable-maturity US Treasuries) underperformed government assets during the six-month period. The Portfolio’s short duration (sensitivity to interest rate movements) relative to the benchmark during the majority of the period also detracted from results.
•	Contributing positively to performance was the Portfolio’s positioning within the coupon stack (the range of available coupon rates). In particular, the Portfolio’s recent overweight in low-coupon, 15-year MBS and high-coupon Government National Mortgage Association (“GNMA”) MBS added to performance as these issues were less impacted by rising prepayments. The Portfolio’s short duration bias during October bolstered returns.
•	The Portfolio uses interest rate derivative instruments, which may include futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. During the period, the Portfolio used interest rate futures to effectuate a short duration position on US Treasury securities. This strategy had a negative impact on returns as US Treasuries rallied.

Describe recent portfolio activity.

•	During the six-month period, the Portfolio added to its overall agency MBS position and tactically traded the coupon stack. The Portfolio initially added exposure to lower-coupon issues as management believed they offered the most attractive relative value. During the second half of the six-month period, the Portfolio moved to an overweight in very-high-coupon GNMAs and low-coupon, 15-year issues as the incentive for borrowers to refinance was low. The Portfolio held a corresponding underweight in 4.5% and 5% coupons, as management believed there was too much risk in the middle of the coupon stack due to refinancing incentives and tight spread valuations versus surrounding coupons.

Describe portfolio positioning at period end.

•	Fund management continues to view mortgages as attractive, but remains cautious given the recent coupon stack volatility. Within the agency MBS space, the Portfolio ended the period overweight in low-coupon, 15-year issues as well as high-coupon GNMAs. Fund management believes that risk assets in general have cheapened substantially, and relative to the global economy, select US risk assets represent attractive buying opportunities. Fund management remains positive on non-agency residential MBS as a medium- to long-term investment given the sector’s high loss-adjusted yields, its diversified and collateralized nature and excellent medium-term supply technical factors. Given the Portfolio’s exposure to non-agency residential MBS and modest allocations to CMBS and student loan asset-backed securities, Fund management continues to monitor risk closely in the Portfolio. The Portfolio ended the period modestly short duration versus the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	89%
Non-Agency Mortgage-Backed Securities	6
Asset-Backed Securities	5

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA/Aaa[2]	93%
BB/Ba	1
B	1
CCC/Caa	4
CC/Ca	1

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations that are deemed AAA/Aaa by the investment advisor.
4	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

U.S. Mortgage Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including advisory fees. Prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.
[2]	The Portfolio invests primarily in mortgage-related securities.
[3]	This unmanaged index includes the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.
[4]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2011

			Average Annual Total Returns[5]
			1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.11%	2.18%	4.29%	N/A	7.68%	N/A	6.90%	N/A
Investor A	3.74	1.96	3.77	(0.38)%	7.36	6.49%	6.59	5.90%
Investor C	3.15	1.62	3.04	2.09	6.57	6.57	5.81	5.81
Barclays Capital US Mortgage-
Backed Securities Index	—	3.55	4.53	N/A	6.54	N/A	6.07	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10.
[6]	The Portfolio commenced operations on July 29, 2005.

N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual Including Interest Expense and Fees			Hypothetical[8] Including Interest Expense and Fees
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[7]	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,021.80	$3.51	$1,000.00	$1,021.67	$3.51	0.69%
Investor A	$1,000.00	$1,019.60	$4.92	$1,000.00	$1,020.26	$4.93	0.97%
Investor C	$1,000.00	$1,016.20	$8.77	$1,000.00	$1,016.44	$8.77	1.73%

	Actual Excluding Interest Expense and Fees			Hypothetical[8] Excluding Interest Expense and Fees
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[7]	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,021.80	$3.46	$1,000.00	$1,021.72	$3.46	0.68%
Investor A	$1,000.00	$1,019.60	$4.72	$1,000.00	$1,020.46	$4.72	0.93%
Investor C	$1,000.00	$1,016.20	$8.67	$1,000.00	$1,016.54	$8.67	1.71%

[7]	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).
[8]	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	5

Fund Summary as of October 31, 2011	Global SmallCap Portfolio

Investment Objective

Global SmallCap Portfolio’s (the “Portfolio”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio compares its performance against the MSCI World Small Cap Index and the MSCI World Index. However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, and represent only a portion of the broader separately managed account, comparisons of the Portfolio’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the separately managed accounts.
•	For the six-month period ended October 31, 2011, the Portfolio posted a negative return and underperformed the MSCI World Index, but outperformed the MSCI World Small Cap Index. The following discussion of relative performance pertains to the MSCI World Small Cap Index.

What factors influenced performance?

•	During the six-month period, the Portfolio benefited from stock selection within the information technology (“IT”) sector, with holdings in the software industry being particularly helpful. Stock selection in energy, notably US oil and gas companies, also benefited returns. The Portfolio’s allocation to cash aided performance as markets generally declined during the period.
•	Conversely, the Portfolio’s modest underweight position and stock selection in consumer staples detracted from returns. Stock selection was also negative in industrials, financials and materials, with particular weakness in industrial distributors and conglomerates, real estate investment trusts (REITs), and chemicals and miners, respectively.

Describe recent portfolio activity.

•	During the six-month period, the Portfolio reduced exposure to the energy and financials sectors and increased exposure to health care and consumer staples. In addition, the Portfolio increased its cash balance in response to market conditions.

Describe portfolio positioning at period end.

•	At period end, the Portfolio was overweight relative to the MSCI World Small Cap Index in the health care and IT sectors, and underweight in financials, industrials and consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Coventry Health Care, Inc.	1%
Timken Co.	1
Aryzta AG	1
Ingenico	1
Oasis Petroleum, Inc.	1
Electronic Arts, Inc.	1
j2 Global Communications, Inc.	1
Omnicare, Inc.	1
Bill Barrett Corp.	1
Topdanmark A/S	1

Geographic Allocations	Percent of Long-Term Investments
United States	47%
United Kingdom	6
Japan	6
Switzerland	5
Canada	5
Germany	3
France	3
Singapore	3
Australia	2
Hong Kong	2
India	2
South Korea	2
Spain	2
Ireland	2
Other[1]	10

[1]	Other includes a 1% or less investment in each of the following countries: Denmark, Bermuda, Taiwan, Brazil, Italy, Israel, United Arab Emirates, Malaysia, China, Argentina, Finland, Belgium, Austria, Thailand, Portugal and Norway.
6	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Global SmallCap Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including advisory fees.
[2]	The Portfolio invests primarily in equity securities of small cap issuers from various foreign countries and the United States.
[3]	This unmanaged market capitalization-weighted index is comprised of a representative sampling of large, medium and small capitalization companies in 24 countries, including the United States.
[4]	This unmanaged broad-based index is comprised of small capitalization companies from 24 developed markets.
[5]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2011

	6-Month Total Returns	Average Annual Total Returns[6]
		1 Year	5 Year	Since Inception[7]
Global SmallCap Portfolio	(14.34)%	2.68%	4.59%	6.24%
MSCI World Index	(11.32)	1.76	(1.00)	2.28
MSCI World Small Cap Index	(14.77)	3.31	1.04	3.74

[6]	See “About Fund Performance” on page 10.
[7]	The Portfolio commenced operations on August 2, 2005. Past performance is not indicative of future results.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[8]	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[8]	Annualized Expense Ratio
Global SmallCap Portfolio	$1,000.00	$856.60	$0.00	$1,000.00	$1,025.14	$0.00	0.00%

[8]	Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.
[9]	Hypothetical 5% semi-annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	7

Fund Summary as of October 31, 2011	Mid Cap Value Opportunities Portfolio

Investment Objective

Mid Cap Value Opportunities Portfolio’s (the “Portfolio”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio compares its performance against the S&P MidCap 400® Value Index. However, because shares of the Portfolio can be purchased or held only by or on behalf of certain separately managed account clients, and represent only a portion of the broader separately managed account, comparisons of the Portfolio’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the separately managed accounts.
•	For the six-month period ended October 31, 2011, the Portfolio posted a negative return but outperformed its benchmark, the S&P MidCap 400® Value Index.

What factors influenced performance?

•	The Portfolio’s performance relative to the S&P MidCap 400® Value Index benefited from stock selection in the IT sector, notably in communications equipment and software. Stock selection in energy benefited returns (particularly oil and gas companies), as did stock selection in health care (notably life science tools & services and health care providers & services).
•	Conversely, an underweight and stock selection in utilities detracted during the period, as did an underweight in consumer staples and an overweight in energy.

Describe recent portfolio activity.

•	During the six-month period, the Portfolio reduced exposure to the financials sector and increased exposure to consumer discretionary.

Describe portfolio positioning at period end.

•	Relative to the S&P MidCap 400® Value Index, the Portfolio ended the period with its most notable overweights in the health care, energy, IT and consumer discretionary sectors. Conversely, the Portfolio was underweight in financials, industrials and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Omnicare, Inc.	2%
Forest City Enterprises, Inc., Class A	2
Coventry Health Care, Inc.	2
Health Net, Inc.	2
CareFusion Corp.	2
SM Energy Co.	2
Owens & Minor, Inc.	1
CBRE Group, Inc.	1
OGE Energy Corp.	1
Tenet Healthcare Corp.	1

Sector Allocations	Percent of Long-Term Investments
Financials	20%
Health Care	14
Industrials	14
Information Technology	11
Consumer Discretionary	11
Energy	10
Utilities	9
Materials	7
Consumer Staples	3
Telecommunication Services	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

8	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Mid Cap Value Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including advisory fees.
[2]	The Portfolio invests primarily in mid capitalization companies and follows an investing style that favors value investments.
[3]	This unmanaged index measures the performance of the mid-capitalization value sector of the US equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400 ® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.
[4]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2011

	6-Month Total Returns	Average Annual Total Returns[5]
		1 Year	5 Year	Since Inception[6]
Mid Cap Value Opportunities Portfolio	(9.76)%	11.05%	4.26%	6.05%
S&P MidCap 400® Value Index	(13.42)	4.91	1.72	3.21

[5]	See “About Fund Performance” on page 10.
[6]	The Portfolio commenced operations on August 2, 2005.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[7]	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[7]	Annualized Expense Ratio
Mid Cap Value
Opportunities Portfolio	$1,000.00	$902.40	$0.00	$1,000.00	$1,025.14	$0.00	0.00%

[7]	Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Portfolio. This agreement has no fixed term.
[8]	Hypothetical 5% semi-annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	9

About Fund Performance

•	Institutional Shares of U.S. Mortgage Portfolio are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares of U.S. Mortgage Portfolio incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). For the U.S. Mortgage Portfolio prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.
•	Investor C Shares of U.S. Mortgage Portfolio are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. For the U.S. Mortgage Portfolio prior to December 6, 2010, Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Call toll free, (800) 441-7762, to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable date for U.S. Mortgage Portfolio and on the ex-dividend date for Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ investment advisor waived all of its fees and reimbursed all direct expenses of the Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio except extraordinary expenses and a portion of its investment advisory fee for U.S. Mortgage Portfolio. Without such waiver and reimbursement, the Portfolios’ returns would have been lower.

Disclosure of Expenses

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges; and (b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on May 1, 2011 and held through October 31, 2011) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

The Benefits and Risks of Leveraging

U.S. Mortgage Portfolio may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

U.S. Mortgage Portfolio may utilize leverage through entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Portfolio on its longer-term portfolio investments. To the extent that the total assets of the Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Portfolio’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Portfolio’s NAV positively or negatively in addition to the impact on the Portfolio’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolio and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolios’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Portfolio to incur losses. The use of leverage may limit the Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce income.

Derivative Financial Instruments

The Portfolios may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. A Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause a Portfolio to hold an investment that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	11

Schedule of Investments October 31, 2011 (Unaudited)	U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Aames Mortgage Investment Trust, Series 2006-1,
Class A3, 0.41%, 4/25/36 (a)	$440	$293,578
Ally Auto Receivables Trust, Series 2010-5,
Class A2, 0.80%, 3/15/13	274	274,384
AmeriCredit Automobile Receivables Trust, Class A2:
Series 2010-2, 1.22%, 10/08/13	122	121,966
Series 2010-4, 0.96%, 5/08/14	264	264,084
Series 2010-B, 1.18%, 2/06/14	179	178,880
Ameriquest Mortgage Securities, Inc., Series
2006-R1, Class A2C, 0.44%, 3/25/36 (a)	223	219,318
Bayview Financial Acquisition Trust, Series 2006-C,
Class 2A2, 0.48%, 11/28/36 (a)	556	534,943
Capital Auto Receivables Asset Trust, Series 2007-4,
Class A4A, 5.30%, 5/15/14	651	658,712
Citigroup Mortgage Loan Trust, Inc., Series 2007-FS1,
Class 2A1A, 1.24%, 10/25/37 (a)(b)	2,754	1,228,138
Conseco Financial Corp., Series 1999-5, Class A6,
7.50%, 3/01/30 (a)	708	565,741
Countrywide Asset-Backed Certificates (a):
Series 2004-6, Class 2A4, 0.70%, 11/25/34	98	87,181
Series 2006-7, Class 2A3, 0.40%, 4/25/46	1,169	779,983
Series 2006-13, Class 3AV2, 0.40%, 1/25/37	197	123,717
Series 2006-22, Class 2A2, 0.36%, 5/25/47	1,448	1,388,177
Series 2007-7, Class 2A2, 0.41%, 10/25/47	1,149	877,338
First Franklin Mortgage Loan Asset Backed Certificates,
Series 2006-FF12, Class A4, 0.39%, 9/25/36 (a)	530	250,167
GSAA Trust (a):
Series 2006-5, Class 2A2, 0.43%, 3/25/36	923	378,500
Series 2006-14, Class A2, 0.42%, 9/25/36	616	230,630
Series 2006-15, Class AF2, 5.68%, 9/25/36	2,319	1,165,458
Series 2006-16, Class A2, 0.42%, 10/25/36	634	255,326
Series 2007-6, Class 1A2, 0.47%, 5/25/47	300	157,682
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2C, 0.49%, 5/25/37 (a)	660	250,801
Morgan Stanley ABS Capital I, Series 2006-HE4,
Class A4, 0.49%, 6/25/36 (a)	1,500	476,620
Morgan Stanley Structured Trust, Series 2007-1,
Class A1, 0.33%, 6/25/37 (a)	457	351,039
Nelnet Student Loan Trust, Series 2008-3, Class A4,
1.96%, 11/25/24 (a)	500	513,315
Residential Asset Mortgage Products Inc., Series
2007-RS2, Class A1, 0.37%, 5/25/37 (a)	125	121,966
Santander Consumer Acquired Receivables Trust,
Series 2011-WO, Class A2, 0.91%, 11/15/13 (b)	1,180	1,180,520
Santander Drive Auto Receivables Trust, Class A2:
Series 2010-1, 1.36%, 3/15/13	107	107,000
Series 2010-2, 0.95%, 8/15/13	208	207,788
Series 2010-A, 1.37%, 8/15/13 (b)	1,785	1,787,032
Series 2010-B, 1.01%, 7/15/13 (b)	788	788,067
Scholar Funding Trust, Series 2011-A, Class A,
1.33%, 10/28/43 (a)(b)	1,470	1,421,053
SLM Student Loan Trust (a):
Series 2008-5, Class A3, 1.72%, 1/25/18	475	482,718
Series 2008-5, Class A4, 2.12%, 7/25/23	2,035	2,089,014
Series 2009-B, Class A1, 6.24%, 7/15/42 (b)	314	293,132

Asset-Backed Securities	Par (000)	Value
SLM Student Loan Trust (a) (concluded):
Series 2010-1, Class A, 0.65%, 3/25/25	$599	$599,518
Series 2010-C, Class A1, 1.89%, 12/15/17 (b)	611	613,240
Soundview Home Equity Loan Trust, Series
2005-OPT3, Class A4, 0.55%, 11/25/35 (a)	485	443,930
World Omni Auto Receivables Trust, Series 2007-BA,
Class B, 5.98%, 4/15/15 (b)	775	778,904
Total Asset-Backed Securities — 15.4%		22,539,560

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 18.7%
Adjustable Rate Mortgage Trust, Series 2007-1,
Class 3A21, 5.68%, 3/25/37 (a)	487	425,772
Banc of America Alternative Loan Trust, Series
2004-3, Class 4A1, 5.00%, 4/25/19	557	563,154
Banc of America Mortgage Securities, Inc. (a):
Series 2003-3, Class 2A1, 0.80%, 5/25/18	60	57,468
Series 2005-G, Class 2A4, 2.81%, 8/25/35	2,050	1,456,933
Series 2005-I, Class 2A5, 2.73%, 10/25/35	945	652,868
BCAP LLC Trust, Series 2009-RR13, Class 21A1,
5.30%, 1/26/37 (a)(b)	897	903,159
Citigroup Mortgage Loan Trust, Inc., Series 2009-11,
Class 6A1, 1.59%, 10/25/35 (a)(b)	134	127,074
Countrywide Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	740	752,693
Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	311	310,527
Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	150	134,770
Series 2005-23CB, Class A15, 5.50%, 7/25/35	956	820,962
Series 2005-34CB, Class 1A6, 5.50%, 9/25/35	458	446,347
Series 2005-86, Class A8, 5.50%, 2/25/36	605	516,665
Series 2006-19CB, Class A15, 6.00%, 8/25/36	615	452,116
Series 2006-41CB, Class 1A3, 6.00%, 1/25/37	295	210,150
Series 2006-41CB, Class 1A4, 5.75%, 1/25/37	3,075	2,156,094
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37	597	395,822
Series 2008-2R, Class 2A1, 6.00%, 8/25/37	446	333,335
Series 2008-2R, Class 3A1, 6.00%, 8/25/37	561	454,605
Series 2008-2R, Class 4A1, 6.25%, 8/25/37	1,126	810,870
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 9/25/35	765	716,400
Series 2006-0A5, Class 2A1, 0.45%, 4/25/46 (a)	435	226,956
Series 2006-0A5, Class 3A1, 0.45%, 4/25/46 (a)	242	137,771
Series 2006-17, Class A2, 6.00%, 12/25/36	1,000	850,724
Series 2007-15, Class 1A29, 6.25%, 9/25/37	401	342,940
Series 2007-HY5, Class 3A1, 5.92%, 9/25/37 (a)	898	692,014
Credit Suisse Mortgage Capital Certificates, Series
2006-8, Class 1A1, 4.50%, 10/25/21	685	570,196
Deutsche Alt-A Securities, Inc. Alternate Loan Trust (a):
Series 2005-1, Class 1A1, 0.75%, 2/25/35	1,661	1,203,397
Series 2007-OA4, Class 1A1A, 0.44%, 8/25/47	1,254	712,381
Series 2007-OA4, Class 1A1B, 0.38%, 8/25/47	663	374,123
GSR Mortgage Loan Trust, Series 2007-4F,
Class 1A1, 5.00%, 7/25/37	1,783	1,537,403

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	JPY	Japanese Yen
DKK	Danish Krona	LIBOR	London Interbank Offered Rate
EUR	Euro	TBA	To Be Announced
GBP	British Pound	USD	US Dollar

See Notes to Financial Statements.

12	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Schedule of Investments (continued)	U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Harborview Mortgage Loan Trust, Series 2006-7,
Class 2A1A, 0.44%, 9/19/46 (a)	$1,140	$631,885
IndyMac INDA Mortgage Loan Trust, Series 2007-AR1,
Class 3A1, 5.56%, 3/25/37 (a)	579	390,925
JPMorgan Mortgage Trust, Series 2006-S2,
Class 2A2, 5.88%, 7/25/36	213	199,498
Morgan Stanley Reremic Trust, Series 2010-R5,
Class 5A, 0.48%, 1/26/37 (a)(b)	381	366,208
MortgageIT Trust, Series 2004-1, Class A1, 1.03%,
11/25/34 (a)	639	556,555
Residential Accredit Loans, Inc., Series 2006-QS16,
Class A7, 6.00%, 11/25/36	279	172,932
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-19XS, Class 1A1, 0.57%,
10/25/35 (a)	284	165,985
Structured Asset Securities Corp., Series 2005-5,
Class 2A4, 5.50%, 4/25/35	2,627	2,505,710
Wells Fargo Alternative Loan Trust, Series 2007-PA2,
Class 1A1, 6.00%, 6/25/37	3,146	2,495,814
Wells Fargo Mortgage-Backed Securities Trust:
Series 2007-8, Class 2A2, 6.00%, 7/25/37	265	248,585
Series 2007-10, Class 1A21, 6.00%, 7/25/37	300	291,216
		27,371,002
Commercial Mortgage-Backed Securities — 3.1%
Banc of America Merrill Lynch Commercial Mortgage,
Inc., Series 2002-PB2, Class A4, 6.19%, 6/11/35	376	376,245
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2006-HYB2, Class 3A1, 5.37%, 4/20/36 (a)	543	370,888
GS Mortgage Securities Corp. II, Series 2007-GG10,
Class A4, 5.79%, 8/10/45 (a)	2,080	2,214,892
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A4, 5.44%, 3/10/39	1,415	1,509,870
		4,471,895
Total Non-Agency Mortgage-Backed Securities — 21.8%		31,842,897

US Government Sponsored
Agency Securities
Collateralized Mortgage Obligations — 6.1%
Fannie Mae Mortgage-Backed Securities:
Series 2002-70, Class QG, 5.50%, 6/25/31	341	343,223
Series 2003-9, Class EA, 4.50%, 10/25/17	485	500,963
Freddie Mac Mortgage-Backed Securities:
Series 2411, Class FJ, 0.59%, 12/15/29 (a)	19	18,789
Series 2977, Class AM, 4.50%, 5/15/22	157	158,297
Series 3033, Class HE, 4.50%, 9/15/18	352	356,192
Series 3222, Class FN, 0.64%, 9/15/36 (a)	752	751,100
Series 3807, Class FM, 0.74%, 2/15/41 (a)	5,566	5,574,062
Ginnie Mae Mortgage-Backed Securities, Series
2009-122, Class PY, 6.00%, 12/20/39	1,040	1,151,839
		8,854,465
Interest Only Collateralized Mortgage Obligations — 0.4%
Fannie Mae (a):
Series 2008-2, Class SA, 6.03%, 2/25/38	2,114	294,615
Series 2010-150, Class SN, 6.29%, 1/25/41	1,431	227,312
Freddie Mac, Series 3502, Class DL, 5.76%,
1/15/39 (a)	648	84,324
		606,251

US Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities — 289.8%
Fannie Mae Mortgage-Backed Securities (c):
3.00%, 11/15/26	$31,400	$32,119,390
3.50%, 11/15/26 – 11/15/41	146,400	148,047,751
4.00%, 11/15/26 – 3/01/41	31,266	32,547,308
4.50%, 11/15/26 – 6/01 41	27,379	29,037,027
5.00%, 1/01/23 – 7/01/35 (d)	23,883	25,721,182
5.50%, 12/01/15 – 6/01/41 (d)	15,380	16,759,176
6.00%, 12/01/32 – 11/15/41 (e)	9,788	10,766,851
6.50%, 11/15/26 – 8/01/41	5,422	6,000,317
Freddie Mac Mortgage-Backed Securities (c):
4.00%, 11/15/26	4,700	4,874,781
4.50%, 7/01/39 - 11/15/41 (d)	20,913	22,091,724
5.00%, 11/15/41	200	214,406
5.50%, 11/15/41	5,000	5,400,781
6.00%, 11/15/41	8,300	9,056,079
Ginnie Mae Mortgage-Backed Securities (c):
3.50%, 11/15/41	16,800	17,406,376
4.00%, 11/15/41	14,400	15,358,500
4.50%, 4/20/40 – 11/15/41	24,548	26,687,178
5.00%, 11/15/41	6,015	6,613,459
6.50%, 9/15/36 — 2/20/41 (d)	12,576	14,150,529
		422,852,815
Total US Government Sponsored
Agency Securities — 296.3%		432,313,531

US Treasury Obligations
US Treasury Notes:
3.13%, 5/15/21 (e)	1,000	1,087,110
2.13%, 8/15/21	600	597,378
Total US Treasury Obligations — 1.2%		1,684,488
Total Long-Term Investments
(Cost – $488,542,650) — 334.7%		488,380,476

Short-Term Securities	Beneficial Interest (000)
SSgA Prime Money Market Fund, 0.03% (f)	8,660	8,660,005
Total Short-Term Securities
(Cost — $8,660,005) — 5.9%		8,660,005

Options Purchased	Contracts
Exchange-Traded Put Options — 0.0%
10-year US Treasury Note Option, Strike Price
USD 123.50, Expires 2/24/12	31	21,797
Eurodollar 2-Year Mid-Curve Options, Strike Price
USD 97.25, Expires 12/16/11	130	—
Eurodollar 1-year Mid-Curve Options, Strike Price
USD 99, Expires 3/16/12	70	8,750
		30,547

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	13

Schedule of Investments (continued)	U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)	Value
Over-the-Counter Call Swaptions — 0.9%
Receive a fixed rate of 3.63% and pay a floating
rate based on 3-month LIBOR, Expires 12/02/11,
Broker Deutsche Bank AG	$1,100	$127,221
Receive a fixed rate of 1.76% and pay a floating
rate based on 3-month LIBOR, Expires 1/26/12,
Broker Deutsche Bank AG	3,100	70,772
Receive a fixed rate of 4.29% and pay a floating
rate based on 3-month LIBOR, Expires 2/06/12,
Broker UBS AG	800	136,025
Receive a fixed rate of 4.33% and pay a floating
rate based on 3-month LIBOR, Expires 2/07/12,
Broker Goldman Sachs Bank USA	800	138,848
Receive a fixed rate of 4.07% and pay a floating
rate based on 3-month LIBOR, Expires 3/29/12,
Broker Royal Bank of Scotland Plc	1,100	161,110
Receive a fixed rate of 3.84% and pay a floating
rate based on 3-month LIBOR, Expires 5/03/12,
Broker Morgan Stanley Capital Services, Inc.	1,300	160,758
Receive a fixed rate of 3.84% and pay a floating
rate based on 3-month LIBOR, Expires 5/04/12,
Broker Credit Suisse International	2,100	6,360
Receive a fixed rate of 2.72% and pay a floating
rate based on 3-month LIBOR, Expires 08/09/12,
Broker JP Morgan Chase Bank NA	10,000	423,361
		1,224,455
Over-the-Counter Put Swaptions — 0.4%
Pay a fixed rate of 3.63% and receive a floating
rate based on 3-month LIBOR, Expires 12/02/11,
Broker Deutsche Bank AG	1,100	30
Pay a fixed rate of 1.76% and receive a floating
rate based on 3-month LIBOR, Expires 1/26/12,
Broker Deutsche Bank AG	3,100	150
Pay a fixed rate of 2.50% and receive a floating
rate based on 3-month LIBOR, Expires 1/26/12,
Broker Deutsche Bank AG	1,600	6
Pay a fixed rate of 4.29% and receive a floating
rate based on 3-month LIBOR, Expires 2/06/12,
Broker UBS AG	800	99
Pay a fixed rate of 4.33% and receive a floating
rate based on 3-month LIBOR, Expires 2/07/12,
Broker UBS AG	800	89
Pay a fixed rate of 4.07% and receive a floating
rate based on 3-month LIBOR, Expires 3/29/12,
Broker Royal Bank of Scotland Plc	1,100	1,200
Pay a fixed rate of 3.84% and receive a floating
rate based on 3-month LIBOR, Expires 5/03/12,
Broker Morgan Stanley Capital Services, Inc.	1,300	3,895
Pay a fixed rate of 3.84% and receive a floating
rate based on 3-month LIBOR, Expires 5/04/12,
Broker Credit Suisse International	2,100	259,566
Pay a fixed rate of 2.72% and receive a floating
rate based on 3-month LIBOR, Expires 08/09/12,
Broker JP Morgan Chase Bank NA	10,000	302,668
		567,703
Total Options Purchased
(Cost — $1,451,541) — 1.3%		1,822,705
Total Investments Before TBA Sale Commitments and Out-
standing Options Written (Cost – $498,654,196*) — 341.9%		498,863,186

TBA Sale Commitments (c)	Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
3.00%, 11/15/26	$12,900	$(13,210,406)
3.50%, 11/15/26 – 11/15/41	140,900	(142,844,313)
4.00%, 11/15/26 – 11/15/41	8,705	(9,047,759)
4.50%, 11/15/41	18,000	(19,032,188)
5.00%, 11/15/41	6,300	(6,776,438)
5.50%, 11/15/41	18,300	(19,849,781)
6.00%, 11/15/41	2,300	(2,520,297)
Ginnie Mae Mortgage-Back Securities:
3.50%, 11/15/41	12,000	(12,433,126)
4.00%, 11/15/41	25,400	(27,052,094)
4.50%, 11/15/41	10,000	(10,856,937)
5.00%, 11/15/41	1,100	(1,208,797)
6.00%, 11/15/41	1,600	(1,787,500)
Total TBA Sale Commitments
(Proceeds — $266,762,592) — (182.7)%		(266,619,636)

Options Written	Contracts
Exchange-Traded Put Options — 0.0%
Eurodollar 2-Year Mid-Curve Options, Strike Price
USD 96.75, Expires 12/16/11	130	—
	Notional Amount (000)
Over-the-Counter Call Swaptions — (2.7)%
Pay a fixed rate of 3.83% and receive a floating
rate based on 3-month LIBOR, Expires 12/12/11,
Broker JPMorgan Chase Bank NA	$800	(106,176)
Pay a fixed rate of 3.85% and receive a floating
rate based on 3-month LIBOR, Expires 12/12/11,
Broker UBS AG	1,300	(175,850)
Pay a fixed rate of 2.08% and receive a floating
rate based on 3-month LIBOR, Expires 2/07/12,
Broker Goldman Sachs Bank USA	2,900	(84,502)
Pay a fixed rate of 3.90% and receive a floating
rate based on 3-month LIBOR, Expires 3/19/12,
Broker UBS AG	2,500	(329,633)
Pay a fixed rate of 4.03% and receive a floating
rate based on 3-month LIBOR, Expires 4/16/12,
Broker Citibank NA	1,900	(269,196)
Pay a fixed rate of 3.98% and receive a floating
rate based on 3-month LIBOR, Expires 4/20/12,
Broker Citibank NA	700	(95,542)
Pay a fixed rate of 3.98% and receive a floating
rate based on 3-month LIBOR, Expires 4/20/12,
Broker Deutsche Bank AG	1,500	(204,732)
Pay a fixed rate of 3.96% and receive a floating
rate based on 3-month LIBOR, Expires 4/23/12,
Broker Deutsche Bank AG	1,000	(134,734)
Pay a fixed rate of 3.79% and receive a floating
rate based on 3-month LIBOR, Expires 5/21/12,
Broker Deutsche Bank AG	400	(47,678)
Pay a fixed rate of 2.72% and receive a floating
rate based on 3-month LIBOR, Expires 08/09/12,
Broker Deutsche Bank AG	10,000	(423,361)
Pay a fixed rate of 3.77% and receive a floating
rate based on 3-month LIBOR, Expires 11/23/12,
Broker UBS AG	1,200	(131,051)

See Notes to Financial Statements.

14	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Schedule of Investments (continued)	U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value
Over-the-Counter Call Swaptions (concluded)
Pay a fixed rate of 4.03% and receive a floating
rate based on 3-month LIBOR, Expires 12/03/12,
Broker Deutsche Bank AG	$3,400	$(435,840)
Pay a fixed rate of 4.52% and receive a floating
rate based on 3-month LIBOR, Expires 3/01/13,
Broker UBS AG	800	(129,901)
Pay a fixed rate of 2.41% and receive a floating
rate based on 3-month LIBOR, Expires 08/16/13,
Broker JPMorgan Chase Bank	12,500	(363,246)
Pay a fixed rate of 4.94% and receive a floating
rate based on 3-month LIBOR, Expires 2/10/14,
Broker Barclays Bank Plc	4,500	(640,077)
Pay a fixed rate of 5.07% and receive a floating
rate based on 3-month LIBOR, Expires 2/10/14,
Broker Deutsche Bank AG	1,200	(221,055)
Pay a fixed rate of 3.90% and receive a floating
rate based on 3-month LIBOR, Expires 6/09/14,
Broker Royal Bank of Scotland Plc	2,400	(165,908)
		(3,958,482)
Over-the-Counter Put Swaptions — (0.5)%
Receive a fixed rate of 3.83% and pay a floating
rate based on 3-month LIBOR, Expires 12/12/11,
Broker JPMorgan Chase Bank NA	800	(24)
Receive a fixed rate of 3.85% and pay a floating
rate based on 3-month LIBOR, Expires 12/12/11,
Broker UBS AG	1,300	(33)
Receive a fixed rate of 2.08% and pay a floating
rate based on 3-month LIBOR, Expires 2/07/12,
Broker Goldman Sachs Bank USA	2,900	(90)
Receive a fixed rate of 3.90% and pay a floating
rate based on 3-month LIBOR, Expires 3/19/12,
Broker UBS AG	2,500	(3,467)
Receive a fixed rate of 4.03% and pay a floating
rate based on 3-month LIBOR, Expires 4/16/12,
Broker Citibank NA	1,900	(3,041)
Receive a fixed rate of 3.98% and pay a floating
rate based on 3-month LIBOR, Expires 4/20/12,
Broker Citibank NA	700	(1,343)
Receive a fixed rate of 3.98% and pay a floating
rate based on 3-month LIBOR, Expires 4/20/12,
Broker Deutsche Bank AG	1,500	(2,877)
Receive a fixed rate of 3.96% and pay a floating
rate based on 3-month LIBOR, Expires 4/23/12,
Broker Deutsche Bank AG	1,000	(2,065)
Receive a fixed rate of 3.79% and pay a floating
rate based on 3-month LIBOR, Expires 5/21/12,
Broker Deutsche Bank AG	400	(1,566)
Receive a fixed rate of 2.72% and pay a floating
rate based on 3-month LIBOR, Expires 08/09/12,
Broker Deutsche Bank AG	10,000	(302,668)
Receive a fixed rate of 3.77% and pay a floating
rate based on 3-month LIBOR, Expires 11/23/12,
Broker UBS AG	1,200	(14,354)
Receive a fixed rate of 4.03% and pay a floating
rate based on 3-month LIBOR, Expires 12/03/12,
Broker Deutsche Bank AG	3,400	(31,266)
Receive a fixed rate of 4.52% and pay a floating
rate based on 3-month LIBOR, Expires 3/01/13,
Broker UBS AG	800	(6,170)

Options Written	Notional Amount (000)	Value
Over-the-Counter Put Swaptions (concluded)
Receive a fixed rate of 2.41% and pay a floating
rate based on 3-month LIBOR, Expires 08/16/13,
Broker JP Morgan Chase Bank	$12,500	$(282,217)
Receive a fixed rate of 4.94% and pay a floating
rate based on 3-month LIBOR, Expires 2/10/14,
Broker Barclays Bank Plc	4,500	(41,672)
Receive a fixed rate of 5.07% and pay a floating
rate based on 3-month LIBOR, Expires 2/10/14,
Broker Deutsche Bank AG	1,200	(15,750)
Receive a fixed rate of 3.90% and pay a floating
rate based on 3-month LIBOR, Expires 6/09/14,
Broker Royal Bank of Scotland Plc	2,400	(35,064)
		(743,667)
Total Options Written
(Premiums Received — $3,462,293) — (3.2)%		(4,702,149)
Total Investments, Net of TBA Sale Commitments
and Outstanding Options Written — 156.0%		227,541,401
Liabilities in Excess of Other Assets — (56.0)%		(81,639,032)
Net Assets — 100.0%		$145,902,369

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$498,656,460
Gross unrealized appreciation	$4,346,490
Gross unrealized depreciation	(4,139,764)
Net unrealized appreciation	$206,726

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144a under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Represents or includes a TBA transaction. Unsettled TBA transactions as of October 31, 2011 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America NA	$17,750	$(1,000)
Citigroup Global Markets, Inc.	$(3,999,375)	$48,492
Credit Suisse Securities (USA) LLC	$21,128,838	$34,532
Deutsche Bank AG	$823,922	$20,938
Goldman Sachs & Co.	$12,294,521	$6,883
JPMorgan Securities, Inc.	$22,325,578	$117,656
JPMorgan Securities, Inc.	$7,019,969	$(1,054)
Morgan Stanley & Co., Inc.	$(5,827,938)	$(1,094)
Nomura Securities/FI	$(385,937)	$670,312
UBS Security LLC	$1,824,844	$4,516

(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(e)	All or a portion of security has been pledged as collateral in connection with swaps.
(f)	Represents the current yield as of report date.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	15

Schedule of Investments (continued)	U.S. Mortgage Portfolio

•	Reverse repurchase agreements outstanding as of October 31, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Credit Suisse Securities
(USA) LLC	0.22%	10/07/11	11/14/11	$11,188,300	$11,185,702
Credit Suisse Securities
(USA) LLC	0.20%	10/13/11	11/14/11	12,175,873	12,173,709
Deutsche Bank, NA	0.18%	10/21/11	11/21/11	9,413,302	9,411,844
Total				$32,777,475	$32,771,255

•	Financial futures contracts purchased as of October 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
2	10-Year US Treasury Note	Chicago Board of Trade	December 2011	$258,125	$152

•	Financial futures contracts sold as of October 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
103	2-Year US Treasury Note	Chicago Board of Trade	December 2011	$22,688,969	$(4,293)
60	5-Year US Treasury Note	Chicago Board of Trade	December 2011	$7,356,563	(28,565)
4	90-Day Euro-Dollar	Chicago Mercantile	December 2011	$994,950	(186)
4	90-Day Euro-Dollar	Chicago Mercantile	March 2012	$994,500	(486)
4	90-Day Euro-Dollar	Chicago Mercantile	June 2012	$994,450	(786)
4	90-Day Euro-Dollar	Chicago Mercantile	September 2012	$994,400	(936)
2	90-Day Euro-Dollar	Chicago Mercantile	December 2012	$497,175	(543)
2	90-Day Euro-Dollar	Chicago Mercantile	March 2013	$497,150	(605)
2	90-Day Euro-Dollar	Chicago Mercantile	June 2013	$496,875	(618)
2	90-Day Euro-Dollar	Chicago Mercantile	September 2013	$496,425	(693)
2	90-Day Euro-Dollar	Chicago Mercantile	December 2013	$495,675	(880)
2	90-Day Euro-Dollar	Chicago Mercantile	March 2014	$494,900	(931)
2	90-Day Euro-Dollar	Chicago Mercantile	June 2014	$493,925	(943)
2	90-Day Euro-Dollar	Chicago Mercantile	September 2014	$492,900	(980)
Total					$(41,445)

•	Credit default swaps on traded indexes — buy protection outstanding as of October 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
ABX.HE.AAA.07-1	0.09%	Morgan Stanley Capital Services, Inc.	8/25/37	$4,746	$(161,707)

•	Credit default swaps on traded indexes — sold protection outstanding as of October 31, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000) [2]	Unrealized Appreciation (Depreciation)
ABX.HE.AAA.06-2	0.11%	Credit Suisse Securities (USA) LLC	5/25/46	AAA	$4,798	$(63,502)
ABX.HE.AAA.06-2	0.11%	Credit Suisse Securities (USA) LLC	5/25/46	AAA	$2,879	36,176
ABX.HE.AAA.06-2	0.11%	Credit Suisse Securities (USA) LLC	5/25/46	AAA	$2,879	37,080
ABX.HE.AAA.06-2	0.11%	Morgan Stanley Capital Services, Inc.	5/25/46	AAA	$4,798	182,781
Total						$192,535

[1]	Using S&P’s rating of the underlying securities.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

See Notes to Financial Statements.

16	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Schedule of Investments (continued)	U.S. Mortgage Portfolio

•	Interest rate swaps outstanding as of October 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.64% (a)	3-month LIBOR	Barclays Bank Plc	10/20/13	$20,835	$31,184
3.25% (a)	3-month LIBOR	JPMorgan Chase Bank NA	5/12/21	$1,400	119,876
3.24% (a)	3-month LIBOR	Deutsche Bank AG	5/20/21	$1,900	160,885
2.71% (a)	3-month LIBOR	Citibank NA	8/08/21	$2,800	101,335
2.17% (a)	3-month LIBOR	Citibank NA	9/13/21	$1,600	(20,923)
Total					$392,357

(a)	Pays floating interest rate and receives fixed rate.
•	Total return swaps outstanding as of October 31, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Gross return on the Market IOS 5.00%,
30-year, fixed-rate Fannie Mae residential
mortgage backed-securities pool	Receives	1-month LIBOR	Citibank NA	1/12/39	$646	$17,378
Gross return on the Market IOS 5.50%,
30-year, fixed-rate Fannie Mae residential
mortgage backed-securities pool	Receives	1-month LIBOR	Citibank NA	1/12/39	$2,651	(9,574)
Gross return on the Market IOS
4.00%, 30-year, fixed-rate Fannie Mae
residential mortgage backed-securities pool	Receives	3-month LIBOR	Barclays Bank Plc	1/12/40	$1,495	428
Gross return on the Market IOS 4.00%,
30-year, fixed-rate Fannie Mae residential
mortgage backed-securities pool	Receives	3-month LIBOR	Barclays Bank Plc	1/12/40	$1,579	(1,447)
Gross return on the Market IOS 4.50%,
30-year, fixed-rate Fannie Mae residential
mortgage backed-securities pool	Receives	3-month LIBOR	Barclays Bank Plc	1/12/40	$2,369	42,882
Gross return on the Market IOS 4.50%,
30-year, fixed-rate Fannie Mae residential
mortgage backed-securities pool	Receives	1-month LIBOR	Citibank NA	1/12/40	$642	(7,172)
Gross return on the Market IOS 5.00%,
30-year, fixed-rate Fannie Mae residential
mortgage backed-securities pool	Pays	1-month LIBOR	Citibank NA	1/12/40	$1,191	(295)
Total						$42,200

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	17

Schedule of Investments (concluded)	U.S. Mortgage Portfolio

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Asset-Backed
Securities	—	$19,890,369	$2,649,191	$22,539,560
Non-Agency
Mortgage-
Backed
Securities	—	31,842,897	—	31,842,897
US Government
Sponsored
Agency
Securities	—	432,313,531	—	432,313,531
US Treasury
Obligations	—	1,684,488	—	1,684,488
Short-Term
Securities	$8,660, 005	—	—	8,660,005
Liabilities:
Investments:
Long-Term
Investments:
TBA Sale
Commitments	—	(266,619,636)	—	(266,619,636)
Total	$8,660, 005	$219,111,649	$2,649,191	$230,420,845

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit
contracts	—	$256,037	—	$256,037
Interest rate
contracts	$30,699	2,266,126	—	2,296,825
Liabilities:
Credit
contracts	—	(225,209)	—	(225,209)
Interest rate
contracts	(41,445)	(4,741,560)	—	(4,783,005)
Total	$(10,746)	$(2,444,606)	—	$(2,455,352)

[1]	Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Total
Assets:
Balance, as of April 30, 2011	$3,372,256	$502,668	$3,874,924
Accrued discounts/premiums	120	—	120
Net realized gain	67,979	—	67,979
Net change in unrealized
appreciation/depreciation[2]	(186,252)	—	(186,252)
Purchases	1,463,595	—	1,463,595
Sales	(166,037)	—	(166,037)
Transfers in3	—	—	—
Transfers out[3]	(1,902,470)	(502,668)	(2,405,138)
Balance, as of October 31, 2011	$2,649,191	—	$2,649,191

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/ depreciation on investments still held at October 31, 2011 was $(186,252).
[3]	The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

18	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Schedule of Investments October 31, 2011 (Unaudited)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.4%
Arcos Dorados Holdings, Inc. (a)	23,800	$556,920
Australia — 2.0%
Ansell Ltd.	53,200	778,116
Metcash Ltd.	135,700	593,839
Mount Gibson Iron Ltd. (a)	254,400	406,901
Myer Holdings Ltd.	76,500	208,796
Primary Health Care Ltd.	164,100	571,157
		2,558,809
Austria — 0.2%
Schoeller-Bleckmann Oilfield Equipment AG	3,900	308,145
Belgium — 0.3%
D'ieteren SA	6,900	392,669
Bermuda — 1.2%
Dominion Petroleum Ltd. (a)	5,442,300	520,490
Hoegh Liquified Natural Gas Holdings Ltd. (a)	70,400	517,024
Lazard Ltd., Class A	19,220	525,475
		1,562,989
Brazil — 0.9%
Anhanguera Educacional Participacoes SA	17,500	260,026
Santos Brasil Participacoes SA	60,700	899,796
		1,159,822
Canada — 4.5%
Cathedral Energy Services Ltd.	129,100	867,790
DiagnoCure, Inc. (a)	509,250	408,728
Dollarama, Inc.	23,500	884,595
Eastern Platinum Ltd. (a)	483,000	314,974
Eldorado Gold Corp.	49,500	930,158
Lundin Mining Corp. (a)	114,900	450,724
Open Text Corp. (a)	17,200	1,049,544
Quadra FNX Mining Ltd. (a)	74,400	858,390
		5,764,903
China — 0.7%
Daphne International Holdings Ltd.	475,600	496,887
Shenzhen Expressway Co., Ltd.	818,800	344,742
		841,629
Denmark — 1.2%
Alk-Abello A/S	4,900	290,353
Bavarian Nordic A/S (a)	24,900	183,210
Topdanmark A/S (a)	6,700	1,103,150
		1,576,713
Finland — 0.4%
Ramirent Oyj	59,150	506,273
France — 3.1%
Bonduelle SA	4,200	379,236
Eurofins Scientific SA	8,800	790,469
GameLoft (a)(b)	120,800	671,267
Ingenico	30,500	1,205,734
Ipsen SA	18,100	597,351
Mercialys	10,100	376,072
		4,020,129
Germany — 3.3%
Deutsche Euroshop AG	13,530	495,380
GEA Group AG	31,550	865,128
Gerresheimer AG	22,500	997,128
NORMA Group (a)	7,700	149,576
Paion AG (a)	62,150	120,396

Common Stocks	Shares	Value
Germany (concluded)
Rheinmetall AG	15,650	$829,979
Salzgitter AG	4,700	265,647
Symrise AG	19,400	502,168
		4,225,402
Hong Kong — 1.9%
AMVIG Holdings Ltd.	623,000	388,720
Clear Media Ltd. (a)	446,000	170,059
Digital China Holdings, Ltd.	321,100	501,779
Emperor Watch & Jewellery Ltd.(b)	2,127,000	346,265
Ming Fai International Holdings Ltd.	1,101,200	160,286
Ports Design Ltd.	231,300	412,446
Techtronic Industries Co. (b)	501,700	434,087
		2,413,642
India — 1.5%
Container Corp. of India	18,000	362,829
Motherson Sumi Systems Ltd.	117,400	449,165
Reliance Capital Ltd.	62,600	471,770
United Phosphorus Ltd.	205,600	615,054
		1,898,818
Ireland — 1.5%
Elan Corp. Plc (a)	68,400	811,168
Ryanair Holdings Plc - ADR (a)(b)	36,100	1,038,597
		1,849,765
Israel — 0.8%
NICE Systems Ltd. - ADR (a)	29,000	1,037,040
Italy — 0.8%
DiaSorin SpA	17,700	572,960
Salvatore Ferragamo Italia SpA (a)	28,900	468,270
		1,041,230
Japan — 5.9%
Asics Corp.	35,150	465,989
CMIC Co., Ltd.	43,000	713,204
Credit Saison Co., Ltd.	17,400	339,541
Don Quijote Co., Ltd.	16,000	586,097
Hisaka Works Ltd.	34,400	407,389
Itoham Foods, Inc.	145,700	501,681
Japan Petroleum Exploration Co., Ltd.	10,900	430,513
JSR Corp.	48,900	933,505
Koito Manufacturing Co., Ltd.	12,300	185,399
Miraca Holdings, Inc.	9,500	362,309
NGK Insulators Ltd.	24,000	276,671
Shinsei Bank Ltd.	714,900	785,734
The Shizuoka Bank, Ltd.	72,100	699,528
Toyo Suisan Kaisha, Ltd.	18,600	474,664
Yakult Honsha Co., Ltd.	12,400	348,468
		7,510,692
Malaysia — 0.7%
AirAsia Bhd (a)	690,350	867,573
Norway — 0.2%
Electromagnetic GeoServices (a)	100,900	247,126
Portugal — 0.2%
CIMPOR-Cimentos de Portugal SGPS, SA	36,300	268,396
Singapore — 2.9%
Ascendas Real Estate Investment Trust	470,000	764,663
Avago Technologies Ltd.	30,500	1,029,985
Cityspring Infrastructure Trust	2,833,805	844,236
Sakari Resources Ltd.	561,300	1,048,495
		3,687,379

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	19

Schedule of Investments (continued)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
South Korea — 1.5%
Dongbu Insurance Co., Ltd.	23,200	$976,705
Kangwon Land, Inc.	33,928	904,465
		1,881,170
Spain — 1.5%
Grifols SA (a)	55,000	1,022,586
Laboratorios Farmaceuticos Rovi SA	115,500	831,050
		1,853,636
Switzerland — 5.2%
Addex Pharmaceuticals Ltd. (a)	11,400	83,002
Aryzta AG	25,200	1,215,098
Clariant AG (a)	54,900	594,516
Foster Wheeler AG (a)	19,350	412,542
Lindt & Spruengli AG, 'R'	29	1,067,899
Lonza Group AG, Registered Shares (a)	13,100	871,389
Sonova Holding AG, Registered Shares (a)	7,800	824,755
Straumann Holding AG, Registered Shares	4,900	862,530
Sulzer AG	6,200	722,607
		6,654,338
Taiwan — 1.0%
D-Link Corp.	1,018,000	818,594
Lite-On Technology Corp.	452,535	427,029
		1,245,623
Thailand — 0.2%
Mermaid Maritime PCL	1,369,460	303,016
United Arab Emirates — 0.7%
Polarcus Ltd. (a)(b)	1,274,200	886,401
United Kingdom — 6.2%
Amlin Plc	169,600	782,254
APR Energy Plc a)	14,700	264,961
Babcock International Group Plc	51,300	579,771
Britvic Plc	145,900	772,612
Charter International Plc	63,400	913,180
CSR Plc - ADR (a)	2,522	28,549
EasyJet Plc (a)	82,650	473,664
Filtrona Plc	31,500	200,620
G4S Plc	115,200	450,396
GKN Plc	79,600	241,985
Halfords Group Plc	61,150	320,679
Hikma Pharmaceuticals PLC	31,000	335,755
Inchcape Plc	98,560	514,628
Intertek Group Plc	22,600	745,139
Mothercare Plc	45,900	123,840
Rexam Plc	174,590	967,751
SDL Plc	13,600	143,774
		7,859,558
United States — 44.2%
Acme Packet, Inc. (a)	16,900	611,949
Acxiom Corp. (a)	25,900	341,621
Aegerion Pharmaceuticals, Inc. (a)	20,800	272,272
Albemarle Corp.	17,700	943,233
Alliant Energy Corp.	13,800	562,764
Alpha Natural Resources, Inc. (a)	19,600	471,184
American Superconductor Corp. (a)(b)	40,600	177,016
Aqua America, Inc.	31,400	696,766
Ariba, Inc. (a)	17,900	567,072
Arris Group, Inc. (a)	79,500	855,420
Bill Barrett Corp. (a)	26,700	1,110,720

Common Stocks	Shares	Value
United States (continued)
BioMarin Pharmaceutical, Inc. (a)	18,400	$627,624
BioMed Realty Trust, Inc.	32,100	581,331
BMC Software, Inc. (a)	19,900	691,724
BorgWarner, Inc. (a)	2,875	219,909
Brocade Communications Systems, Inc. (a)	117,400	514,212
Brown & Brown, Inc.	15,700	346,656
Cadence Design Systems, Inc. (a)	48,450	536,341
Camden Property Trust	10,800	654,912
CapitalSource, Inc.	39,400	250,584
Celanese Corp., Series A	18,100	788,255
Collective Brands, Inc. (a)	39,300	574,173
Corporate Office Properties Trust	25,600	620,800
Covanta Holding Corp.	33,750	494,775
Coventry Health Care, Inc. (a)	40,600	1,291,486
ComScore, Inc. (a)(b)	23,650	499,252
Cullen/Frost Bankers, Inc.	14,200	696,368
Cytec Industries, Inc.	15,100	674,517
DDR Corp. (b)	25,700	329,217
Deckers Outdoor Corp. (a)	2,900	334,196
Discover Financial Services, Inc.	31,100	732,716
Drew Industries, Inc. (a)	20,600	495,018
DSP Group, Inc. (a)	85,300	527,154
Duke Realty Corp.	36,000	442,080
Dunkin' Brands Group, Inc. (a)	8,100	235,791
Electronic Arts, Inc. (a)	50,700	1,183,845
Equinix, Inc. (a)(b)	5,000	480,050
F5 Networks, Inc. (a)	8,500	883,575
Fidelity National Financial, Inc., Class A	43,900	677,816
Flowers Foods, Inc.	27,750	560,272
Foot Locker, Inc.	26,600	581,476
The Fresh Market, Inc. (a)	1,100	44,000
Furiex Pharmaceuticals, Inc. (a)	1	14
Guess?, Inc.	25,150	829,698
Healthways, Inc. (a)(b)	39,400	282,104
HollyFrontier Corp.	3,184	97,717
IAC/InterActiveCorp. (a)	18,100	739,023
IDEX Corp.	24,100	854,345
IPC The Hospitalist Co., Inc. (a)(b)	23,500	985,355
j2 Global Communications, Inc.	37,300	1,148,094
Kennametal, Inc.	15,400	598,906
Landstar System, Inc.	18,800	839,044
LKQ Corp. (a)	34,400	1,003,792
The Macerich Co.	1	50
Manpower, Inc.	9,800	422,772
Meadowbrook Insurance Group, Inc.	50,500	523,180
Mentor Graphics Corp. (a)	18,000	204,480
Mistras Group, Inc. (a)(b)	29,400	640,920
National Instruments Corp.	8,000	213,680
Nordson Corp.	16,200	751,194
Northwest Bancshares, Inc.	82,700	1,031,269
NRG Energy, Inc. (a)	34,900	747,558
Nuance Communications, Inc. (a)	36,300	961,224
Oasis Petroleum, Inc. (a)	41,000	1,202,940
Omnicare, Inc.	37,300	1,112,286
Packaging Corp. of America	15,000	391,200
Pall Corp.	6,100	312,137
Patterson-UTI Energy, Inc.	9,700	197,104
People's United Financial, Inc.	59,800	762,450
Pharmaceutical Product Development, Inc.	26,900	887,431
PMC-Sierra, Inc. (a)	122,000	773,480
Polycom, Inc. (a)	35,700	590,121
PVH Corp.	7,500	558,075

See Notes to Financial Statements.

20	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Schedule of Investments (continued)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
United States (concluded)
QLogic Corp. (a)(b)		52,900	$739,013
Regis Corp.		26,350	431,086
Riverbed Technology, Inc. (a)(b)		27,000	744,660
Silgan Holdings, Inc.		15,800	593,132
Spirit AeroSystems Holdings, Inc., Class A (a)		33,900	578,673
Steel Dynamics, Inc.		33,500	418,415
Support.com, Inc. (a)(b)		139,550	294,451
SVB Financial Group (a)(b)		11,500	528,310
Terex Corp. (a)		32,600	542,464
Tetra Technologies, Inc. (a)(b)		53,500	508,250
Timken Co.		30,400	1,280,448
UIL Holdings Corp.		30,000	1,022,400
Urban Outfitters, Inc. (a)		14,100	384,225
Vera Bradley, Inc. (a)		11,500	520,950
VeriFone Systems, Inc. (a)		25,400	1,072,134
Vertex Pharmaceuticals, Inc. (a)		12,000	475,080
W.R. Berkley Corp.		29,200	1,016,452
The Warnaco Group, Inc. (a)		14,350	704,585
Wright Medical Group, Inc. (a)(b)		46,700	802,773
			56,499,286
Total Long-Term Investments
(Cost — $108,888,072) — 95.1%			121,479,092

Short-Term Securities		Par (000)
Time Deposits — 4.2%
Europe — 0.0%
Brown Brothers Harriman & Co., 0.15%, 11/01/11	EUR	1	1,301
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.10%, 11/01/11	GBP	1	1,285
United States — 4.2%
Brown Brothers Harriman & Co., 0.03%, 11/01/11	USD	5,374	5,374,393
Total Time Deposits — 4.2%			5,376,979

	Beneficial Interest (000)
Money Market Funds — 3.3%
BlackRock Liquidity Series, LLC Money Market
Series, 0.20% (c)(d)(e)		4,228	4,228,191
Total Short-Term Investments
(Cost — $9,605,398) — 7.5%			9,605,170
Total Investments (Cost — $118,493,470*) — 102.6%			131,084,262
Liabilities in Excess of Other Assets — (2.6)%			(3,307,687)
Net Assets — 100.0%			$127,776,575

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$120,943,552
Gross unrealized appreciation	$18,905,683
Gross unrealized depreciation	(8,764,973)
Net unrealized appreciation	$10,140,710

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2011	Net Activity	Beneficial Interest Held at October 31, 2011	Income
BlackRock Liquidity
Series, LLC Money
Market Series	$772,200	$3,455,991	$4,228,191	$10,989

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.
•	Foreign currency exchange contracts as of October 31, 2011 were as follows:

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
DKK	32,000	USD	6,097	Citibank NA	11/01/11	$(146)
EUR	33,000	USD	46,613	Deutsche Bank
				Securities, Inc.	11/01/11	(952)
GBP	24,000	USD	38,620	Citibank NA	11/01/11	(30)
DKK	64,000	USD	12,050	Citibank NA	11/02/11	(148)
USD	50,408	EUR	36,000	Citibank NA	11/02/11	595
DKK	33,000	USD	6,184	Citibank NA	11/03/11	(48)
EUR	15,000	USD	20,919	Citibank NA	11/03/11	(163)
EUR	8,000	USD	11,188	Deutsche Bank
				Securities, Inc.	11/03/11	(118)
GBP	39,000	USD	62,454	Citibank NA	11/03/11	254
GBP	24,000	USD	38,549	Deutsche Bank
				Securities, Inc.	11/03/11	40
JPY	8,378,000	USD	107,445	Royal Bank
				of Scotland	11/04/11	(282)
Total						$(998)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio's own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	21

Schedule of Investments (concluded)	Global SmallCap Portfolio

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Portfolio's perceived risk of investing in those securities. For information about the Portfolio's policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Portfolio's investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Common Stocks:
Argentina	$556,920	—	—	$556,920
Australia	—	$2,558,809	—	2,558,809
Austria	—	308,145	—	308,145
Belgium	—	392,669	—	392,669
Bermuda	1,042,499	520,490	—	1,562,989
Brazil	1,159,822	—	—	1,159,822
Canada	5,188,975	575,928	—	5,764,903
China	—	841,629	—	841,629
Denmark	—	1,576,713	—	1,576,713
Finland	—	506,273	—	506,273
France	—	4,020,129	—	4,020,129
Germany	120,396	4,105,006	—	4,225,402
Hong Kong	—	2,413,642	—	2,413,642
India	—	1,898,818	—	1,898,818
Ireland	1,038,597	811,168	—	1,849,765
Israel	1,037,040	—	—	1,037,040
Italy	468,270	572,960	—	1,041,230
Japan	—	7,510,692	—	7,510,692
Malaysia	—	867,573	—	867,573
Norway	—	247,126	—	247,126
Portugal	—	268,396	—	268,396
Singapore	1,029,985	2,657,394	—	3,687,379
South Korea	—	1,881,170	—	1,881,170
Spain	831,050	1,022,586	—	1,853,636
Switzerland	412,542	6,241,796	—	6,654,338
Taiwan	—	1,245,623	—	1,245,623
Thailand	—	303,016	—	303,016
United Arab
Emirates	—	886,401	—	886,401
United Kingdom .	293,510	7,566,048	—	7,859,558
United States	56,499,286	—	—	56,499,286
Short-Term
Securities:
Money Market
Funds	—	4,228,191	—	4,228,191
Time Deposits	—	5,376,979	—	5,376,979

Total	$69,678,892	$61,405,370	—	$131,084,262

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments:[1]
Assets:
Foreign currency
exchange
contracts	—	$889	—	$889
Liabilities:
Foreign currency
exchange
contracts	—	(1,887)	—	(1,887)

Total	—	$(998)	—	$(998)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

22	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Schedule of Investments October 31, 2011 (Unaudited)	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.2%
Alliant Techsystems, Inc.	19,500	$1,132,560
Curtiss-Wright Corp.	30,800	1,009,624
Spirit AeroSystems Holdings, Inc., Class A (a)	42,600	727,182
		2,869,366
Airlines — 0.7%
Delta Air Lines, Inc. (a)	109,900	936,348
Auto Components — 0.5%
TRW Automotive Holdings Corp. (a)	16,700	703,070
Automobiles — 0.3%
Thor Industries, Inc.	14,200	375,448
Biotechnology — 0.9%
United Therapeutics Corp. (a)	25,700	1,123,861
Chemicals — 2.0%
Cytec Industries, Inc.	24,600	1,098,882
FMC Corp.	14,300	1,128,127
Huntsman Corp.	29,900	351,026
		2,578,035
Commercial Banks — 4.4%
Associated Banc-Corp.	46,600	519,590
BancorpSouth, Inc.	70,800	691,716
Bank of Hawaii Corp.	17,100	722,133
Commerce Bancshares, Inc.	20,045	777,746
Cullen/Frost Bankers, Inc.	21,100	1,034,744
East-West Bancorp, Inc.	13,300	258,951
FirstMerit Corp.	58,700	822,387
Fulton Financial Corp.	47,400	447,456
Valley National Bancorp	43,055	516,660
		5,791,383
Communications Equipment — 1.7%
Brocade Communications Systems, Inc. (a)	131,100	574,218
Juniper Networks, Inc. (a)(b)	41,500	1,015,505
Polycom, Inc. (a)	36,200	598,386
		2,188,109
Computers & Peripherals — 0.9%
NCR Corp. (a)	59,100	1,125,264
Construction & Engineering — 1.3%
Jacobs Engineering Group, Inc. (a)	15,600	605,280
KBR, Inc.	15,200	424,232
URS Corp. (a)	20,500	731,850
		1,761,362
Construction Materials — 0.4%
Martin Marietta Materials, Inc.	8,100	584,577
Consumer Finance — 0.4%
Discover Financial Services, Inc.	22,500	530,100
Containers & Packaging — 2.0%
Bemis Co.	25,800	725,238
Owens-Illinois, Inc. (a)	53,400	1,072,272
Sonoco Products Co.	26,000	816,140
		2,613,650
Distributors — 0.3%
Genuine Parts Co.	7,600	436,468
Diversified Consumer Services — 0.4%
Regis Corp.	34,300	561,148

Common Stocks	Shares	Value
Diversified Telecommunication Services — 0.8%
CenturyLink, Inc.	29,619	$1,044,366
Electric Utilities — 2.2%
DPL, Inc.	4,600	139,610
Hawaiian Electric Industries, Inc.	25,200	638,316
Northeast Utilities, Inc.	31,900	1,102,783
Pinnacle West Capital Corp.	20,800	948,064
		2,828,773
Electrical Equipment — 0.7%
Ametek, Inc.	21,850	863,512
Electronic Equipment, Instruments
& Components — 2.3%
Arrow Electronics, Inc. (a)	28,100	1,013,005
Avnet, Inc. (a)	36,400	1,103,284
Ingram Micro, Inc., Class A (a)	47,500	849,300
		2,965,589
Energy Equipment & Services — 2.3%
Dresser-Rand Group, Inc. (a)(b)	22,000	1,064,800
Patterson-UTI Energy, Inc.	48,000	975,360
Superior Energy Services, Inc. (a)	32,600	916,712
		2,956,872
Food Products — 1.3%
The J.M. Smucker Co.	7,700	593,054
Smithfield Foods, Inc. (a)	23,900	546,354
Tyson Foods, Inc., Class A	29,400	567,420
		1,706,828
Gas Utilities — 1.2%
Energen Corp.	14,400	706,464
UGI Corp.	29,900	857,233
		1,563,697
Health Care Equipment & Supplies — 3.1%
Alere, Inc. (a)(b)	25,200	656,712
CareFusion Corp. (a)	80,900	2,071,040
Dentsply International, Inc.	37,100	1,371,216
		4,098,968
Health Care Providers & Services — 9.1%
Brookdale Senior Living, Inc. (a)(b)	89,600	1,485,568
Coventry Health Care, Inc. (a)(b)	66,300	2,109,003
Health Net, Inc. (a)(b)	75,800	2,106,482
Omnicare, Inc.	85,300	2,543,646
Owens & Minor, Inc.	63,600	1,902,912
Tenet Healthcare Corp. (a)	361,500	1,709,895
		11,857,506
Hotels, Restaurants & Leisure — 1.3%
Darden Restaurants, Inc.	14,000	670,320
Dunkin' Brands Group, Inc. (a)	5,500	160,105
Wyndham Worldwide Corp.	27,700	932,659
		1,763,084
Household Durables — 2.3%
Jarden Corp.	21,400	685,442
KB Home	29,900	208,403
Lennar Corp., Class A	42,300	699,642
NVR, Inc. (a)	900	578,475
Newell Rubbermaid, Inc.	52,100	771,080
		2,943,042

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	23

Schedule of Investments (continued)	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Household Products — 1.7%
Church & Dwight Co., Inc.	17,600	$777,568
Clorox Co.	6,200	415,028
Energizer Holdings, Inc. (a)	13,800	1,018,302
		2,210,898
Insurance — 6.3%
American Financial Group, Inc.	18,900	677,187
Brown & Brown, Inc.	20,600	454,848
Everest Re Group Ltd.	10,400	935,168
Fidelity National Title Group, Inc., Class A	85,500	1,320,120
HCC Insurance Holdings, Inc.	22,100	588,081
Mercury General Corp.	1,800	77,940
ProAssurance Corp.	8,800	673,640
Reinsurance Group of America, Inc.	14,500	757,335
Transatlantic Holdings, Inc.	23,400	1,217,736
W.R. Berkley Corp.	42,700	1,486,387
		8,188,442
Internet Software & Services — 0.8%
IAC/InterActiveCorp. (a)	25,500	1,041,165
IT Services — 1.5%
Acxiom Corp. (a)(b)	57,700	761,063
Amdocs Ltd. (a)	24,500	735,490
Convergys Corp. (a)	43,300	463,310
		1,959,863
Leisure Equipment & Products — 0.9%
Mattel, Inc.	40,700	1,149,368
Machinery — 7.2%
AGCO Corp. (a)	25,200	1,104,516
Dover Corp.	22,400	1,243,872
Harsco Corp.	20,000	461,000
IDEX Corp.	20,700	733,815
Kennametal, Inc.	24,700	960,583
Navistar International Corp. (a)(b)	13,000	546,910
Pall Corp.	4,100	209,797
Parker Hannifin Corp.	16,900	1,378,195
SPX Corp.	17,500	955,675
Terex Corp. (a)	30,900	514,176
Timken Co.	31,400	1,322,568
		9,431,107
Media — 0.3%
Harte-Hanks, Inc.	46,400	407,392
Metals & Mining — 1.5%
Carpenter Technology Corp.	17,700	1,003,944
Cliffs Natural Resources, Inc.	13,600	927,792
		1,931,736
Multi-Utilities — 5.1%
Alliant Energy Corp.	30,200	1,231,556
MDU Resources Group, Inc.	61,100	1,259,271
NSTAR	13,600	613,224
OGE Energy Corp.	34,700	1,795,378
Vectren Corp.	37,000	1,050,060
Wisconsin Energy Corp.	23,200	752,376
		6,701,865
Multiline Retail — 0.4%
Dollar Tree, Inc. (a)	6,600	527,736

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 7.6%
Alpha Natural Resources, Inc. (a)	12,100	$290,884
Arch Coal, Inc.	23,500	428,170
Bill Barrett Corp. (a)(b)	17,900	744,640
Cabot Oil & Gas Corp., Class A	10,000	777,200
HollyFrontier Corp.	49,686	1,524,863
Oasis Petroleum, Inc. (a)	47,600	1,396,584
SM Energy Co.	24,600	2,039,586
Ultra Petroleum Corp. (a)	45,100	1,436,886
Whiting Petroleum Corp. (a)	27,000	1,256,850
		9,895,663
Paper & Forest Products — 0.6%
MeadWestvaco Corp.	26,100	728,451
Pharmaceuticals — 1.0%
Hospira, Inc. (a)(b)	41,900	1,317,755
Professional Services — 0.5%
Manpower, Inc.	15,400	664,356
Real Estate Investment Trusts (REITs) — 4.3%
BioMed Realty Trust, Inc. (b)	40,100	726,211
CommonWealth REIT	44,700	864,945
Corporate Office Properties Trust (b)	57,700	1,399,225
Dupont Fabros Technology, Inc.	60,500	1,257,795
Kilroy Realty Corp.	18,100	664,089
Omega Healthcare Investors, Inc.	38,700	687,312
		5,599,577
Real Estate Management & Development — 3.0%
CBRE Group, Inc. (a)	101,100	1,797,558
Forest City Enterprises, Inc., Class A (a)	155,200	2,123,136
		3,920,694
Road & Rail — 0.6%
Con-way, Inc.	26,500	780,955
Semiconductors & Semiconductor Equipment — 1.1%
Microchip Technology, Inc.	14,500	524,320
RF Micro Devices, Inc. (a)	129,700	951,998
		1,476,318
Software — 2.7%
CA, Inc.	34,600	749,436
Electronic Arts, Inc. (a)	44,800	1,046,080
Nuance Communications, Inc. (a)	37,500	993,000
Synopsys, Inc. (a)	28,600	766,766
		3,555,282
Specialty Retail — 2.4%
Collective Brands, Inc. (a)	47,500	693,975
Foot Locker, Inc.	20,400	445,944
Guess?, Inc.	17,900	590,521
Limited Brands, Inc.	29,700	1,268,487
RadioShack Corp.	16,900	201,279
		3,200,206
Textiles, Apparel & Luxury Goods — 1.3%
Hanesbrands, Inc. (a)	22,400	590,688
PVH Corp.	14,100	1,049,181
		1,639,869
Thrifts & Mortgage Finance — 1.2%
First Niagara Financial Group, Inc.	111,000	1,020,090
People's United Financial, Inc.	47,400	604,350
		1,624,440

See Notes to Financial Statements.

24	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Schedule of Investments (concluded)	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Water Utilities — 0.6%
Aqua America, Inc.	33,900	$752,241
Total Long-Term Investments
(Cost — $107,243,616) — 97.6%		127,475,805

Short-Term Securities	Par (000)
Time Deposits — 1.8%
Brown Brothers Harriman & Co.,
0.01%, 11/01/11 (c)	$2,385	2,385,169

Beneficial Interest (000)
Money Market Funds — 4.9%
BlackRock Liquidity Series, LLC Money Market
Series, 0.20% (c)(d)(e)	6,364	6,364,123
Total Short-Term Securities
(Cost — $8,749,292) — 6.7%		8,749,292
Total Investments (Cost — $115,992,908*) — 104.3%		136,225,097
Liabilities in Excess of Other Assets — (4.3)%		(5,644,620)
Net Assets — 100.0%		$130,580,477

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$117,057,296
Gross unrealized appreciation	$25,296,208
Gross unrealized depreciation	(6,128,407)
Net unrealized appreciation	$19,167,801

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2011	Net Activity	Beneficial Interest Held at October 31, 2011	Income
BlackRock Liquidity
Series, LLC Money
Market Series	—	$6,364,123	$6,364,123	$ 4,569

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.
•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio's own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Portfolio's perceived risk of investing in those securities. For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2011 in determining the fair valuation of the Portfolio's investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	$127,475,805	—	—	$127,475,805
Short-Term
Securities:
Money Market
Funds	—	$6,364,123	—	6,364,123
Time
Deposits	—	2,385,169	—	2,385,169
Total	$127,475,805	$8,749,292	—	$136,225,097

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	25

Statements of Assets and Liabilities

October 31, 2011 (Unaudited)	U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Assets
Investments at value — unaffiliated[1,2]	$498,863,186	$126,856,071	$129,860,974
Investments at value — affiliated[3]	—	4,228,191	6,364,123
Cash	—	1,255	—
Cash pledged as collateral for swap contracts	6,918,000	—	—
Cash pledged as collateral for financial futures contracts	166,000	—	—
TBA sale commitments receivable	266,762,592	—	—
Investments sold receivable	269,518,614	1,453,482	902,037
Interest receivable	1,154,650	—	—
Capital shares sold receivable	251,826	256,950	546,483
Unrealized appreciation on swaps	730,005	—	—
Dividends receivable	—	133,927	97,444
Swaps receivable	158,777	—	—
Foreign currency at value[4]	—	138,318	—
Receivable from the manager	—	90,543	17,600
Principal paydown receivable	16,471	—	—
Securities lending income receivable — affiliated	—	1,190	384
Unrealized appreciation on foreign currency exchange contracts	—	889	—
Prepaid expenses	2,301	8,101	3,854
Total assets	1,044,542,422	133,168,917	137,792,899

Liabilities
Collateral on securities loaned at value	—	4,228,191	6,364,123
Investments purchased payable	586,888,607	704,999	425,083
TBA sale commitments at value[5]	266,619,636	—	—
Reverse repurchase agreements	32,771,255	—	—
Swaps payable	6,048,511	—	—
Options written at value[6]	4,702,149	—	—
Capital shares redeemed payable	17,736	363,079	410,187
Income dividends payable	514,232	—	—
Interest expense payable	459,377	—	—
Investment advisory fees payable	56,502	—	—
Margin variation payable	45,998	—	—
Unrealized depreciation on swaps	264,620	—	—
Officer's and Trustees' fees payable	1,554	1,870	1,551
Other affiliates payable	696	718	703
Unrealized depreciation on foreign currency exchange contracts	—	1,887	—
Other liabilities	215,883	—	—
Other accrued expenses payable	33,297	91,598	10,775
Total liabilities	898,640,053	5,392,342	7,212,422
Net Assets	$145,902,369	$127,776,575	$130,580,477
[1] Investments at cost — unaffiliated	$498,654,196	$114,265,279	$109,628,785
[2] Securities loaned at value	—	$3,933,378	$6,036,189
[3] Investments at cost — affiliated	—	$4,228,191	$6,364,123
[4] Foreign currency at cost	—	$140,577	—
[5] Proceeds from TBA sale commitments	$266,762,592	—	—
[6] Premiums received	$3,462,293	—	—

See Notes to Financial Statements.

26	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Statements of Assets and Liabilities (concluded)

October 31, 2011 (Unaudited)	U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Net Assets Consist of
Paid-in capital[7]	$141,322,364	$125,670,045	$132,165,354
Undistributed net investment income	342,030	94,531	1,072,259
Undistributed (accumulated) net realized gain (loss)	4,701,794	(10,575,004)	(22,889,325)
Net unrealized appreciation/depreciation	(463,819)	12,587,003	20,232,189
Net Assets	$145,902,369	$127,776,575	$130,580,477
Net asset value per share	—	$11.80	$11.08

Net Asset Value
Institutional:
Net assets	$144,015,405	—	—
Shares outstanding, unlimited shares authorized, $0.01 par value	13,877,730	—	—
Net asset value	$10.38	—	—
Investor A:
Net assets	$1,610,394	—	—
Shares outstanding, unlimited shares authorized, $0.01 par value	155,436	—	—
Net asset value	$10.36	—	—
Investor C:
Net assets	$276,570	—	—
Shares outstanding, unlimited shares authorized, $0.01 par value	26,692	—	—
Net asset value	$10.36	—	—
[7] Shares outstanding, unlimited shares authorized, $0.01 par value per share	—	10,824,175	11,789,368

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	27

Statements of Operations

Six Months Ended October 31, 2011 (Unaudited)	U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Investment Income
Interest	$3,260,589	$216	—
Dividends	—	1,148,133	$1,067,692
Foreign taxes withheld	—	(62,050)	—
Securities lending — affiliated	—	10,989	4,569
Total income	3,260,589	1,097,288	1,072,261

Expenses
Investment advisory	346,229	561,962	421,985
Service — Investor A	181	—	—
Service and distribution — Investor C	529	—	—
Transfer agent — Institutional	8,985	—	—
Transfer agent — Investor A	15	—	—
Transfer agent — Investor C	28	—	—
Professional	42,486	39,106	25,816
Custodian	22,005	58,482	8,252
Registration	27,365	11,949	12,338
Transfer agent	—	22,901	22,691
Printing	20,660	11,984	11,631
Accounting services	16,310	10,378	9,900
Officer and Trustees	9,819	12,276	9,892
Miscellaneous	17,393	12,912	6,102
Total expenses excluding interest expense	512,005	741,950	528,607
Interest expense	9,548	—	—
Total expenses	521,553	741,950	528,607
Less fees waived and reimbursed by advisor	—	(741,950)	(528,607)
Less transfer agent fees waived and/or reimbursed — Investor A	(6)	—	—
Less transfer agent fees waived and/or reimbursed — Investor C	(8)	—	—
Total expenses after fees waived and reimbursed	521,539	—	—
Net investment income	2,739,050	1,097,288	1,072,261

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,427,510	2,932,668	3,717,207
Financial futures contracts	(1,343,745)	—	—
Foreign currency transactions	—	(13,788)	—
Option written	(132,009)	—	—
Swaps	(429,762)	—	—
	2,521,994	2,918,880	3,717,207
Net change in unrealized appreciation/depreciation on:
Investments	(3,262,677)	(24,890,923)	(18,289,361)
Financial futures contracts	96,488	—	—
Foreign currency transactions	—	(13,943)	—
Option written	532,983	—	—
Swaps	546,120	—	—
	(2,087,086)	(24,904,866)	(18,289,361)
Total realized and unrealized gain (loss)	434,908	(21,985,986)	(14,572,154)
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,173,958	$(20,888,698)	$(13,499,893)

See Notes to Financial Statements.

28	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Statements of Changes in Net Assets

	U.S. Mortgage Portfolio[1]		Global SmallCap Portfolio
Increase (Decrease) in Net Assets	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011
Operations

Net investment income	$2,739,050	$5,201,223	$1,097,288	$2,097,751
Net realized gain	2,521,994	6,602,780	2,918,880	15,213,508
Net change in unrealized appreciation/depreciation	(2,087,086)	122,816	(24,904,866)	10,978,846

Net increase (decrease) in net assets resulting from operations	3,173,958	11,926,819	(20,888,698)	28,290,105

Dividends and Distributions to Shareholders From
Net investment income	—	—	(1,593,863)	(2,863,128)
Net investment income:
Institutional	(2,794,431)	(4,842,871)	—	—
Investor A	(3,024)	(102)	—	—
Investor C	(1,580)	(74)	—	—
Net realized gain:
Institutional	—	(7,028,237)	—	—
Investor A	—	(545)	—	—
Investor C	—	(545)	—	—
Decrease in net assets resulting from dividends and distributions to shareholders	(2,799,035)	(11,872,374)	(1,593,863)	(2,863,128)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	4,107,815	11,851,615	3,208,053	(5,793,516)

Net Assets
Total increase (decrease) in net assets	4,482,738	11,906,060	(19,274,508)	19,633,461
Beginning of period	141,419,631	129,513,571	147,051,083	127,417,622
End of period	$145,902,369	$141,419,631	$127,776,575	$147,051,083
Undistributed net investment income	$342,030	$402,015	$94,531	$591,106

[1]	On December 6, 2010, the U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	29

Statements of Changes in Net Assets (concluded)

	Mid Cap Value Opportunities Portfolio
Increase (Decrease) in Net Assets	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011
Operations
Net investment income	$1,072,261	$2,275,562
Net realized gain	3,717,207	18,495,899
Net change in unrealized appreciation/depreciation	(18,289,361)	8,298,075
Net increase (decrease) in net assets resulting from operations	(13,499,893)	29,069,536

Dividends to Shareholders From
Net investment income	(580,004)	(2,289,882)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	3,072,111	(9,262,910)

Net Assets
Total increase (decrease) in net assets	(11,007,786)	17,516,744
Beginning of period	141,588,263	124,071,519
End of period	$130,580,477	$141,588,263
Undistributed net investment income	$1,072,259	$580,002

See Notes to Financial Statements.

30	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Financial Highlights	U.S. Mortgage Portfolio

	Institutional[1]
	Six Months Ended October 31,
	2011	Year Ended April 30,
	(Unaudited)	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.35	$10.39	$9.64	$9.88	$9.90	$9.72
Net investment income[2]	0.19	0.42	0.53	0.56	0.56	0.53
Net realized and unrealized gain (loss)	(0.03)	0.52	0.93	(0.26)	(0.02)	0.15
Net increase from investment operations	0.16	0.94	1.46	0.30	0.54	0.68
Dividends and distributions from:
Net investment income	(0.13)	(0.39)	(0.54)	(0.54)	(0.56)	(0.50)
Net realized gain	—	(0.59)	(0.17)	—	—	—
Total dividends and distributions	(0.13)	(0.98)	(0.71)	(0.54)	(0.56)	(0.50)
Net asset value, end of period	$10.38	$10.35	$10.39	$9.64	$9.88	$9.90

Total Investment Return[3]
Based on net asset value	2.18%[4]	9.41%	15.52%	3.26%	5.63%	7.19%

Ratios to Average Net Assets
Total expenses	0.69%[5]	0.72%	0.71%	0.83%	1.02%	0.67%
Total expenses after fees waived, reimbursed and paid indirectly	0.69%[5]	0.32%	0.01%	0.19%	0.39%	0.00%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.68%[5]	0.31%	0.00%	0.00%[6]	0.00%[6]	0.00%
Net investment income	3.63%[5]	3.98%	5.18%	5.82%	5.64%	5.37%

Supplemental Data
Net assets, end of period (000)	$144,015	$141,401	$129,514	$109,769	$142,254	$120,677
Portfolio turnover	1,328%[7]	1,651%[8]	1,371%[9]	1,642%[10]	2,804%[11]	1,316%

[1]	On December 6, 2010, the U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Less than 0.01%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 854%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 916%.
[9]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 517%.
[10]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 444%.
[11]	Includes TBA transactions. Excluding these transactions the portfolio turnover would have been 686%.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	31

Financial Highlights (concluded)	U.S. Mortgage Portfolio

	Investor A1		Investor C1
Increase (Decrease) in Net Assets	Six Months Ended October 31, 2011 (Unaudited)	Period December 6, 2010[2] to April 30, 2011	Six Months Ended October 31, 2011 (Unaudited)	Period December 6, 2010[2] to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.33	$10.85	$10.33	$10.85
Net investment income[3]	0.20	0.15	0.14	0.12
Net realized and unrealized gain	—	0.01	0.03	0.06
Net increase from investment operations	0.20	0.16	0.17	0.18
Dividends and distributions from:
Net investment income	(0.17)	(0.09)	(0.14)	(0.11)
Net realized gain	—	(0.59)	—	(0.59)
Total dividends and distributions	(0.17)	(0.68)	(0.14)	(0.70)
Net asset value, end of period	$10.36	$10.33	$10.36	$10.33

Total Investment Return[4]
Based on net asset value	1.96%[5]	1.84%[5]	1.62%[5]	1.54%[5]

Ratios to Average Net Assets
Total expenses	0.95%[6]	1.29%[6]	1.73%[6]	2.03%[6]
Total expenses after fees waived, reimbursed and
paid indirectly	0.95%[6]	1.29%[6]	1.72%[6]	2.03%[6]
Total expenses after fees waived, reimbursed and
paid indirectly and excluding interest expense	0.93%[6]	1.29%[6]	1.71%[6]	2.03%[6]
Net investment income	4.69%[6]	3.72%[6]	2.78%[6]	3.01%[6]

Supplemental Data
Net assets, end of period (000)	$1,610	$10	$277	$10
Portfolio turnover	1,328%[7]	1,651%[8,9]	1,328%[7]	1,651%[8,9]

[1]	On December 6, 2010, the U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.
[2]	Commencement of operations.
[3]	Based on average shares outstanding.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 854%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 916%.
[9]	Portfolio turnover is representative of the Portfolio for the entire year.

See Notes to Financial Statements.

32	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Financial Highlights	Global SmallCap Portfolio

	Six Months Ended October 31,
	2011	Year Ended April 30,
	(Unaudited)	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$13.93	$11.53	$8.28	$12.38	$13.36	$11.84
Net investment income[1]	0.10	0.19	0.14	0.17	0.19	0.21
Net realized and unrealized gain (loss)	(2.08)	2.47	3.36	(3.93)	0.26	1.51
Net increase (decrease) from investment operations	(1.98)	2.66	3.50	(3.76)	0.45	1.72
Dividends and distributions from:
Net investment income	(0.15)	(0.26)	(0.25)	(0.10)	(0.34)	(0.10)
Net realized gain	—	—	—	(0.24)	(1.09)	(0.10)
Total dividends and distributions	(0.15)	(0.26)	(0.25)	(0.34)	(1.43)	(0.20)
Net asset value, end of period	$11.80	$13.93	$11.53	$8.28	$12.38	$13.36

Total Investment Return[2]
Based on net asset value	(14.34)%[3]	23.69%	42.81%	(31.22)%	2.85%	15.03%

Ratios to Average Net Assets
Total expenses	1.14%[4]	1.10%	1.16%	1.26%	1.22%	1.29%
Total expenses after fees waived and reimbursed	0.00%[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	1.68%[4]	1.67%	1.41%	1.79%	1.48%	1.74%

Supplemental Data
Net assets, end of period (000)	$127,777	$147,051	$127,418	$109,239	$164,383	$134,370
Portfolio turnover	43%	81%	81%	120%	110%	96%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	33

Financial Highlights	Mid Cap Value Opportunities Portfolio

	Six Months Ended October 31,
	2011	Year Ended April 30,
	(Unaudited)	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$12.33	$10.06	$6.78	$9.97	$11.95	$11.50
Net investment income[1]	0.09	0.19	0.15	0.15	0.13	0.15
Net realized and unrealized gain (loss)	(1.29)	2.27	3.26	(3.17)	(0.80)	1.15
Net increase (decrease) from investment operations	(1.20)	2.46	3.41	(3.02)	(0.67)	1.30
Dividends and distributions from:
Net investment income	(0.05)	(0.19)	(0.13)	(0.17)	(0.12)	(0.13)
Net realized gain	—	—	—	—	(1.19)	(0.72)
Total dividends and distributions	(0.05)	(0.19)	(0.13)	(0.17)	(1.31)	(0.85)
Net asset value, end of period	$11.08	$12.33	$10.06	$6.78	$9.97	$11.95

Total Investment Return[2]
Based on net asset value	(9.76)%[3]	24.81%	50.68%	(30.28)%	(6.54)%	12.51%

Ratios to Average Net Assets
Total expenses	0.82%[4]	0.82%	0.86%	0.86%	0.85%	0.89%
Total expenses after fees waived and reimbursed	0.00%[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	1.67%[4]	1.84%	1.78%	1.86%	1.22%	1.34%

Supplemental Data
Net assets, end of period (000)	$130,580	$141,588	$124,072	$105,399	$160,316	$127,259
Portfolio turnover	30%	64%	81%	179%	148%	78%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

34	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

Managed Account Series (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Delaware statutory trust. U.S. Mortgage Portfolio, Global Small Cap Portfolio and Mid Cap Value Opportunities Portfolio (collectively, the “Portfolios” or individually, the “Portfolio”) are each a series of the Fund. The Portfolios are classified as diversified funds. Each Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. U.S. Mortgage Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Investors may only purchase shares in Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio only by entering into a wrap-fee program or other managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: US GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolios fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). The Portfolios value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Portfolios value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolios may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	35

Notes to Financial Statements (continued)

which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Portfolios use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Portfolios’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, a Portfolio’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolios do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Portfolios report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Portfolios may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: Certain Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of

36	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Notes to Financial Statements (continued)

residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Certain Portfolios also may invest in stripped mortgage-backed securities that are privately issued.

TBA Commitments: Certain Portfolios may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Portfolios generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Portfolios may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. The Portfolios account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase a Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Portfolio’s obligation to repurchase the securities.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the Portfolios are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolios either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable),

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	37

Notes to Financial Statements (continued)

the Portfolios will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, dividends from net investment income and distributions of capital gains paid by each Portfolio are recorded on the ex-dividend dates. For U.S. Mortgage Portfolio, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Portfolios earn dividend or interest income on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended October 31, 2011, the participating Portfolios accepted only cash collateral in connection with securities loaned.

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RIC”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s US federal tax returns remains open for each of the four years ended April 30, 2011. The statutes of limitation on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolios’ financial statements and disclosures.

38	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Notes to Financial Statements (continued)

Other: Expenses directly related to a Portfolio or its classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

The Portfolios have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. A Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Portfolios bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Portfolios do not give rise to counterparty credit risk, as options written obligate the Portfolios to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Portfolios may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Portfolio and each of its respective counterparties. An ISDA Master Agreement allows each Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

In addition, the Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Certain Portfolios purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest and the underlying assets.

Foreign Currency Exchange Contracts: Certain Portfolios enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolios, help to manage the overall exposure to the currencies in which some of the investments held by the Portfolios are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as an unrealized gain or loss. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	39

Notes to Financial Statements (continued)

unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: Certain Portfolios purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Portfolios purchase (write) an option, an amount equal to the premium paid (received) by the Portfolios is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Portfolios write a call option, such option is “covered,” meaning that the Portfolios hold the underlying instrument subject to being called by the option counterparty. When the Portfolios write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Portfolios bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolios may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Portfolios purchasing or selling a security at a price different from the current market value.

Swaps: Certain Portfolios enter into swap agreements, in which the Portfolios and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Portfolios are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolios will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — Certain Portfolios enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Portfolios enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Portfolios may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Portfolios will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash
40	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Notes to Financial Statements (continued)

equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Portfolios will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — The Portfolios enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolios will receive a payment from or make a payment to the counterparty.
•	Interest rate swaps — Certain Portfolios enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2011
Asset Derivatives
	U.S. Mortgage Portfolio		Global SmallCap Portfolio
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized
	appreciation/depreciation*;
	Unrealized appreciation
	on swaps; Investments
	at value — unaffiliated**	$2,296,825	—
Foreign currency	Unrealized appreciation
exchange contracts	on foreign currency
	exchange contracts	—	$889
Credit contracts	Unrealized appreciation
	on swaps	256,037	—
Total		$2,552,862	$889

Liability Derivatives
	U.S. Mortgage Portfolio		Global SmallCap Portfolio
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized
	appreciation/depreciation*;
	Unrealized depreciation
	on swaps; Options
	written at value	$4,783,005	—
Foreign currency	Unrealized
exchange contracts	depreciation on
	foreign currency
	exchange contracts	—	$1,887
Credit contracts	Unrealized depreciation
	on swaps	225,209	—
Total		$5,008,214	$1,887

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.
**	Includes options purchased at value as reported in the Schedule of Investments.
MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	41

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended October 31, 2011
Net Realized Gain (Loss) From
	U.S. Mortgage Portfolio	Global SmallCap Portfolio
Interest rate contracts:
Financial futures contracts	$(1,343,745)	—
Swaps	(545,301)	—
Options***	(132,009)	—
Foreign currency exchange contracts:
Foreign currency exchange contracts	—	$(16,225)
Credit contracts:
Swaps	115,539	—
Total	$(1,905,516)	$(16,225)

Net Change in Unrealized Appreciation/Depreciation on
	U.S. Mortgage Portfolio	Global SmallCap Portfolio
Interest rate contracts:
Financial futures contracts	$96,488	—
Swaps	515,292	—
Options***	(862,259)	—
Foreign currency exchange contracts:
Foreign currency exchange contracts	—	$(4,855)
Credit contracts:
Swaps	30,828	—
Total	$(219,651)	$(4,855)

***	Options purchased are included in the net realized gain/(loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended October 31, 2011, the average quarterly balance of outstanding derivative financial instruments was as follows:

	U.S. Mortgage Portfolio	Global SmallCap Portfolio
Financial futures contracts:
Average number of contracts
purchased	62	—
Average number of contracts sold	217	—
Average notional value of
contracts purchased	$9,109,031	—
Average notional value of contracts sold	$33,546,112	—
Foreign currency exchange contracts:
Average number of contracts — US dollars
purchased	—	6
Average number of contracts — US dollars
sold	—	48
Average US dollar amounts purchased	—	$378,255
Average US dollar amounts sold	—	$874,121
Options:
Average number of option
contracts purchased	265	—
Average number of option
contracts written.	214	—
Average notional value of option
contracts purchased	$638,000	—
Average notional value of option
contracts written.	$535,000	—
Average number of swaption
contracts purchased	16	—
Average number of swaption
contracts written.	32	—
Average notional value of
swaption contracts purchased.	$32,200,000	—
Average notional value of swaption
contracts written.	$75,500,000	—
Credit default swaps:
Average number of contracts — buy
protection	1	—
Average number of contracts — sell
protection	2	—
Average notional value-buy protection	$2,372,988	—
Average notional value-sell protection	$7,667,844	—
Interest rate swaps:
Average number of contracts — pays
fixed rate	3	—
Average number of contracts — receives
fixed rate	4	—
Average notional value — pays fixed rate	$19,550,000	—
Average notional value — receives fixed rate	$15,917,500	—
Total return swaps:
Average number of contracts	6	—
Average notional value	$12,422,058	—

42	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Fund, on behalf of each Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio. For such services, from May 1, 2011 through May 31, 2011, each Portfolio paid the Manager a monthly fee based on a percentage of each Portfolio’s average daily net assets at the following annual rates:

Investment Advisory Fee
U.S. Mortgage Portfolio	0.46%
Global SmallCap Portfolio	0.85%
Mid Cap Value Opportunities Portfolio	0.65%

Effective June 1, 2011, each Portfolio paid the Manager a monthly fee based on a percentage of each Portfolio’s average daily net assets at the following annual rates:

	Investment Advisory Fee
Average Daily Net Assets	U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
First $1 billion	0.46%	0.85%	0.65%
$1 – $3 billion	0.43%	0.80%	0.61%
$3 – $5 billion	0.41%	0.77%	0.59%
$5 – $10 billion	0.40%	0.74%	0.57%
Greater than $10 billion	0.39%	0.72%	0.55%

The Manager contractually agreed to waive and/or reimburse fees or expenses of U.S. Mortgage Portfolio, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to September 1, 2012 unless approved by the Board, including a majority of the Independent Trustees. The expense limitations as a percentage of average daily net assets are as follows:

Investor A	0.93%
Investor C	1.68%

The Manager has contractually agreed to waive all fees and pay or reimburse all operating expenses of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, except extraordinary expenses, interest expense, dividend expense and acquired fund fees and expenses. This agreement has no fixed term. Although Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each of these Portfolios is an investment option for certain “wrap-fee” or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Portfolio which are included in fees waived and reimbursed by advisor in the Statements of Operations. The waivers were as follows:

Investment Advisory Fee Waived
Global SmallCap Portfolio	$561,962
Mid Cap Value Opportunities Portfolio	$421,985

In addition, for the six months ended October 31, 2011, the Manager reimbursed each Portfolio’s operating expenses as follows, which are included in fees waived and reimbursed by advisor in the Statements of Operations:

Reimbursement from Advisor
Global SmallCap Portfolio	$179,988
Mid Cap Value Opportunities Portfolio	$106,622

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees U.S. Mortgage Portfolio pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with U.S. Mortgage Portfolio’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations.

The Manager, on behalf of U.S. Mortgage Portfolio, entered into sub-advisory agreements with BlackRock Financial Management, LLC (“BFM”) and, on behalf of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, entered into sub-advisory agreements with BlackRock Investment Management, LLC (“BIM”). BFM and BIM are affiliates of the Manager. The Manager pays the sub-advisors, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the six months ended October 31, 2011, each Portfolio reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

U.S. Mortgage Portfolio	$480
Global SmallCap Portfolio	$540
Mid Cap Value Opportunities Portfolio	$533

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	43

Notes to Financial Statements (continued)

The Fund, on behalf of U.S. Mortgage Portfolio, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, U.S. Mortgage Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

	Service Fee	Distribution Fee
Institutional	—	—
Investor A	0.25%	—
Investor C	0.25%	0.75%

For the six months ended October 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of U.S. Mortgage Portfolio’s Investor A Shares of $118.

The Portfolios received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Portfolios on such investments is shown as securities lending — affiliated in the Statements of Operations. For the six months ended October 31, 2011, BIM received securities lending agent fees related to securities lending agent activities for the Portfolios as follows:

Global SmallCap Portfolio	$5,056
Mid Cap Value Opportunities Portfolio	$914

Certain officers and/or Trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended October 31, 2011, were as follows:

	Purchases	Sales
U.S. Mortgage Portfolio	$2,986,383,506	$2,967,691,273
Global SmallCap Portfolio	$54,847,115	$53,523,810
Mid Cap Value Opportunities Portfolio	$40,776,371	$38,189,760

Purchases and sales of US government securities for U.S. Mortgage Portfolio for the six months ended October 31, 2011 were $9,749,953 and $11,200,794, respectively.

Purchases and sales of mortgage dollar rolls for U.S. Mortgage Portfolio for the six months ended October 31, 2011 were $1,062,380,306 and $1,064,013,412, respectively.

Transactions in options written for U.S. Mortgage Portfolio for the six months ended October 31, 2011, were as follows:

	Calls
	Contracts	Notional Amount (000)	Premiums Received
Outstanding options,
beginning of period	—	$23,700	$933,224
Options written	—	25,300	775,760
Options closed	—	—	—
Options expired	—	—	—
Outstanding options,
end of period	—	$49,000	$1,708,984

	Puts
	Contracts	Notional Amount (000)	Premiums Received
Outstanding options,
beginning of period	168	$23,700	$970,683
Options written	130	25,300	820,085
Options exercised	—	—	—
Options closed	(168)	—	(37,638)
Options expired	—	—	—
Outstanding options,
end of period	130	$49,000	$1,753,309

5. Borrowings:

The Fund, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Portfolios may borrow under the credit agreement to fund shareholder redemptions. Each Portfolio pays a commitment fee of 0.08% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Portfolios paid administration and arrangement fees which were allocated to the Portfolios based on its net assets as of October 31, 2010. The Portfolios did not borrow under the credit agreement during the six months ended October 31, 2011.

For the six months ended October 31, 2011, the U.S. Mortgage Portfolio’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements was approximately $10,931,957 and the daily weighted average interest rate was 0.17%.

44	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Notes to Financial Statements (continued)

6. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Portfolios.

As of October 31, 2011, Mid Cap Value Opportunities Portfolio invested a significant portion of its assets in securities in the Financials sector.

Changes in economic conditions affecting the Financials sector would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

As of October 31, 2011, Global SmallCap Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Machinery	6%
Software	5
Other*	89

*	All other industries held were each less than 5% of long-term investments.

7. Capital Loss Carryforwards:

As of April 30, 2011, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires April 30,	Global SmallCap Portfolio	Mid Cap Value Opportunities Fund
2018	$12,042,782	$25,542,144

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios after April 30, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment years.

8. Capital Share Transactions:

Transactions in capital shares for each Portfolio were as follows:

	Six Months Ended October 31, 2011		Year Ended April 30, 2011
U.S. Mortgage Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,304,906	$23,967,050	3,767,119	$38,924,075
Shares issued to shareholders in
reinvestment of dividends	15,798	164,390	—	—
Total issued	2,320,704	24,131,440	3,767,119	38,924,075
Shares redeemed	(2,105,505)	(21,886,025)	(2,572,644)	(27,092,460)
Net increase	215,199	$2,245,415	1,194,475	$11,831,615

Investor A
Shares sold	156,335	$1,613,527	922	$10,000
Shares issued to shareholders in
reinvestment of dividends	260	2,700	—	—
Total issued	156,595	1,616,227	922	10,000
Shares redeemed	(2,081)	(21,475)	—	—
Net increase	154,514	$1,594,752	922	$10,000

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	45

Notes to Financial Statements (concluded)

	Six Months Ended October 31, 2011		Year Ended April 30, 2011
U.S. Mortgage Portfolio	Shares	Amount	Shares	Amount
Investor C
Shares sold	25,730	$267,234	922	$10,000
Shares issued to shareholders in
reinvestment of dividends	40	414	—	—
Total issued	25,770	267,648	922	10,000
Shares redeemed	—	—	—	—
Net increase	25,770	$267,648	922	$10,000

Global SmallCap Portfolio
Shares sold	1,218,228	$14,812,499	2,506,544	$29,320,600
Shares redeemed	(947,301)	(11,604,446)	(3,005,392)	(35,114,116)
Net increase (decrease)	270,927	$3,208,053	(498,848)	$(5,793,516)

Mid Cap Value Opportunities Portfolio
Shares sold	1,302,257	$14,328,740	2,716,968	$27,945,316
Shares redeemed	(997,758)	(11,256,629)	(3,560,092)	(37,208,226)
Net increase (decrease)	304,499	$3,072,111	(843,124)	$(9,262,910)

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Portfolios’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Certain Portfolios will pay a net investment income dividend in the following amounts per share on December 8, 2011 to shareholders of record on December 7, 2011:

Dividend Per Share
Global SmallCap Portfolio	$0.1304
Mid Cap Value Opportunities Portfolio	$0.1375

Certain Portfolios will pay an ordinary income dividend in the following amounts per share on November 30, 2011 to shareholders of record on November 30, 2011:

Dividend Per Share
U.S. Mortgage Portfolio	$0.041

46	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Global SmallCap Portfolio, Mid Cap Value Opportunities Portfolio and U.S. Mortgage Portfolio (each, a “Fund,” and collectively, the “Funds”), each a series of Managed Account Series (the “Trust”), met on April 12, 2011 and May 10–11, 2011 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; and (b) BlackRock Financial Management, Inc. (collectively, the “Sub-Advisors”), with respect to each Fund, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board, together with the boards of other BlackRock-managed funds, also had established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	47

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

each Fund to BlackRock; and (f) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 10–11, 2011 Board meeting.

At an in-person meeting held on May 10–11, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

48	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that the Global SmallCap Portfolio ranked in the fourth, first and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Global SmallCap Portfolio’s underperformance during the one- and five-year periods compared with its Peers. The Board was informed that, among other things, stock selection detracted from performance in several areas of the Global SmallCap Portfolio’s portfolio.

The Board and BlackRock discussed BlackRock’s strategy for improving the Global SmallCap Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Global SmallCap Portfolio’s portfolio managers and to improve the Global SmallCap Portfolio’s performance.

The Board noted that the Mid Cap Value Opportunities Portfolio ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that the U.S. Mortgage Portfolio ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that BlackRock has made changes to the organization of the overall equity group and fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Manager has contractually agreed to waive all fees and pay or reimburse all operating expenses of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, except extraordinary expenses, interest expense, dividend expense and acquired fund fees and expenses. In light of the fee waiver agreement, the Board did not consider each of these Funds’ advisory fee ratio as compared to its Peers, but instead emphasized that shares of the Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor. The Board also noted that effective June 1, 2011, each of the Global SmallCap Portfolio and Mid Cap Value Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels.

The Board noted that the U.S. Mortgage Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the U.S. Mortgage Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the U.S. Mortgage Portfolio has an advisory fee arrangement that includes breakpoints that

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	49

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

adjust the fee ratio downward as the size of the U.S. Mortgage Portfolio increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2012 and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, as applicable, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

50	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee
Fred G. Weiss, Vice Chairman of the Board and Trustee
Paul L. Audet, Trustee
James H. Bodurtha, Trustee
Bruce R. Bond, Trustee
Donald W. Burton, Trustee
Honorable Stuart E. Eizenstat, Trustee
Laurence D. Fink, Trustee
Kenneth A. Froot, Trustee
Henry Gabbay, Trustee
John F. O’Brien, Trustee
Roberta Cooper Ramo, Trustee
David H. Walsh, Trustee
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and
   Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.1
New York, NY 10055

BlackRock Investment Management, LLC2
Princeton, NJ 08540

Custodian
State Street Bank and Trust Company1
Boston, MA 02110

Brown Brothers Harriman & Co.2
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For U.S. Mortgage Portfolio.
[2]	For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio.

Effective September 13, 2011, Richard S. Davis resigned as Trustee of the Fund, and Paul L. Audet became Trustee of the Fund.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	51

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that a Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how a Portfolio voted proxies relating to securities held in the Portfolios’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders of U.S. Mortgage Portfolio who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders of U.S. Mortgage Portfolio can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

52	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2011	53

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Dynamic Equity Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Emerging Markets Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000 Index Fund
BlackRock China Fund	BlackRock Index Equity Portfolio	BlackRock Science & Technology
BlackRock Commodity Strategies Fund	BlackRock India Fund	Opportunities Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
Equity Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock EuroFund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
	BlackRock Latin America Fund	BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Multi-Sector Bond Portfolio
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income
BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	Opportunities Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Fund
BlackRock Global Long/Short Credit Fund	BlackRock Low Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
US Mortgage Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

54	MANAGED ACCOUNT SERIES	OCTOBER 31, 2011

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Shares of each Portfolio, except U.S. Mortgage Portfolio, may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

#MAS-10/11-SAR

Item 2 –   Code of Ethics – Not Applicable to this semi-annual report

Item 3 –   Audit Committee Financial Expert – Not Applicable

Item 4 –   Principal Accountant Fees and Services – Not Applicable

Item 5 –   Audit Committee of Listed Registrants – Not Applicable

Item 6 –   Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –   Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 –   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: January 03, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: January 03, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: January 03, 2012

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